UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

THE MANAGERS FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JANUARY 1, 2010 – December 31, 2010
(Annual Shareholder Report)

Item 1.	Reports to Shareholders

AR001-1210

ANNUAL REPORT

Managers Funds

December 31, 2010

Managers International Equity Fund

Managers Emerging Markets Equity Fund

Managers Global Bond Fund

AR001-1210

The Managers Funds

Annual Report — December 31, 2010

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers International Equity Fund	4

Managers Emerging Markets Equity Fund	13

Managers Global Bond Fund	20

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	27

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	32

Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	33

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	34

Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	36

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	38

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45

TRUSTEES AND OFFICERS	46

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

The prior year has been characterized by two periods. The first portion of the year, with the period ending mid-way through the third quarter, was dominated by macroeconomic news and risk caution by investors. The second portion of the year, the period since August, was characterized by a return to risk seeking by investors. Although the equity rally is nearing two years, the last several months have been witness to the first signs of investors reacting specifically to earnings reports and microeconomic news when evaluating securities. With the consensus expectation amongst economists that the U.S. will only grow modestly over the next several years, investors have set their sights abroad. Europe has its own issues relating to its ongoing sovereign debt crisis and Japan continues to be out of favor with investors. This leaves emerging markets to drive growth over the secular timeframe. The Portfolio Managers within our Managers International Equity and Managers Emerging Markets Equity Funds continue to favor companies that have revenue, at least partially, driven by emerging-market equity consumption to take advantage of this shift in global growth that should continue to trend over the next several years. On the fixed income side, bonds registered another solid year in 2010, however, enter into 2011 with some trepidation. The length of the bond rally coupled with the ongoing sovereign debt crisis in Europe and the expectation of rising rates in the short to intermediate term are all potential headwinds to bond investors going forward. However, selective bond investors, particularly those focused on security selection, will have opportunities in this increasingly challenging bond environment to generate positive returns.

Periods Ended 12/31/10	6 Months	1 Year	3 Years	5 Years	10 Years	Inception Date
Managers International Equity Fund	22.52%	4.31%	(11.14)%	0.56%	1.51%	12/31/1985
MSCI EAFE Index (Net)	24.18%	7.75%	(7.02)%	2.46%	3.50%

Managers Emerging Markets Equity Fund	24.21%	13.84%	(4.85)%	8.46%	13.50%	2/9/1998
MSCI EM Index (Net)	26.69%	18.88%	(0.32)%	12.78%	15.89%
MSCI EM Index (Gross)	26.86%	19.20%	(0.03)%	13.11%	16.23%

Managers Global Bond Fund	7.95%	7.27%	6.25%	6.70%	7.08%	3/25/1994
Barclays Capital Global Aggregate Bond Index	5.87%	5.54%	5.75%	6.66%	6.74%

For the year ended December 31, 2010, the Managers International Equity Fund returned 4.31% underperforming the return of 7.75% for the MSCI EAFE Index. The Fund’s underperformance relative to the benchmark was generally due to weakness in holdings in certain sectors including consumer discretionary, industrial, and information technology although performance was helped by non-benchmark exposure into emerging markets where each of the Fund’s Portfolio Managers continues to find considerable opportunity.

Letter to Shareholders (continued)

For the year ended December 31, 2010, the Managers Emerging Markets Equity Fund returned 13.84%, underperforming the return of 18.88% for the MSCI Emerging Markets Index. Despite a second straight year of strong absolute performance, the Fund did underperform its benchmark in 2010 due to weakness in holdings in certain sectors, including information technology and materials.

For the year ended December 31, 2010, the Managers Global Bond Fund returned 7.27%, outpacing the return of 5.54% for the Barclays Capital Global Aggregate Bond Index. The primary driver of the Fund’s outperformance relative to the benchmark for the year was its exposure to non-U.S. Dollar denominated bonds. More specifically, the Fund benefited most from an underweight to, and strong security selection in, bonds denominated in the Euro. To a minor extent, the Fund’s exposure to preferred bonds detracted from performance.

Our equity Portfolio Managers use fundamental company analysis to determine the strength of an investment. As the equity rally enters into its (potential) third year, we believe the market will begin to sort between the “winners” and “losers,” and differentiate those companies with stronger balance sheets that are poised to grow revenue by taking market share from competitors. This favors active investors such as our Funds’ Portfolio Managers that focus on identifying such characteristics in a company before making an investment. Within our Managers Global Bond Fund, Loomis Sayles, our Portfolio Manager, enters the new year with a constructive view on most spread sectors and a focus on security selection in order to add value. As a result of the sovereign debt burdens in Europe, the Fund is positioned defensively in this segment. Loomis Sayles has a long history of navigating various types of fixed income markets and we believe we are entering another period when experienced portfolio management is the best option for fixed income investors.

The following report covers the year ended December 31, 2010. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur

Senior Managing Partner

Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2010	Expense Ratio for the Period	Beginning Account Value 07/01/2010	Ending Account Value 12/31/2010	Expenses Paid During the Period*

Managers International Equity Fund
Based on Actual Fund Return	1.39%	$1,000	$1,225	$7.80
Based on Hypothetical 5% Annual Return	1.39%	$1,000	$1,018	$7.07

Managers Emerging Markets Equity Fund
Based on Actual Fund Return	1.74%	$1,000	$1,242	$9.83
Based on Hypothetical 5% Annual Return	1.74%	$1,000	$1,016	$8.84

Managers Global Bond Fund
Based on Actual Fund Return	1.10%	$1,000	$1,080	$5.77
Based on Hypothetical 5% Annual Return	1.10%	$1,000	$1,020	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Managers International Equity Fund

Investment Manager’s Comments

The Managers International Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation. Income is the Fund’s secondary objective.

The Managers International Equity Fund ordinarily invests at least 80% of assets in equity securities, and at least 65% of assets in common and preferred stocks of companies domiciled outside the United States. The Fund intends to diversify investments among both countries and sectors. Investments may be made in companies in developed as well as developing countries. The Fund may also engage in currency-hedging strategies and may invest in companies of any size. The MSCI EAFE Index (the “Index”) is the benchmark for the Fund.

THE PORTFOLIO MANAGERS

The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps the Fund tap the market’s full potential by focusing different analytical insights on each potential investment. Fund management strives to achieve its performance goals and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

AllianceBernstein L.P.’s Investment Research and Management (“AllianceBernstein”)

AllianceBernstein’s approach to investing is value based and research driven. The thesis of AllianceBernstein’s investment philosophy is that human nature leads investors to buy and sell financial assets based on an overreaction to near-term events. They believe investors confuse temporary or cyclical characteristics with the creation of buying opportunities, as investors underestimate the potential for corrective strategies to restore long-term earnings power. The investment team, led by Kevin Simms, attempts to exploit this disconnect by using research to separate fact from emotion.

The primary driver of AllianceBernstein’s performance is research-driven security selection. AllianceBernstein screens their initial universe with a proprietary return model in order to identify the companies with the most attractive value attributes. The model derives an expected return for each company within the universe by assessing companies both from a global industry-based perspective and from a country-based standpoint, evaluating such factors as price-to-cash earnings, price-to-book, return on equity, and price momentum. The ideal company would exhibit strong fundamentals and have strong future business prospects.

Portfolio Construction

•	Initial investable universe is composed of all companies within the countries of the MSCI All Country World Index ex U.S. universe with a market capitalization greater than $750 million

•	Investment team screens this universe using a proprietary-return model to identify the companies with the most attractive value attributes

•	The model derives an expected return for each company in the universe by assessing companies both from a global industry-based perspective and from a country-based standpoint

•	Factors include price-to-cash earnings, price-to-book, return on equity, and price momentum

•	Analysts perform extensive research, focusing on the most attractively valued stocks

•	They then build detailed spreadsheets of historical and projected balance-sheet and income-statement information in order to estimate:

•	Normalized earnings power

•	Cash flow and asset values for each company for the next five years

•	Perform simulations to see the potential impact of changes in various financial-statement components

•	Analysts present their estimates and ratings for each security to the Research Review Committee of the Investment Policy Group

•	The Committee challenges the analysts’ assumptions and conclusions to ensure they are sound

The Portfolio

•	Typically holds 30-85 stocks

•	Initial stock weightings are 0.5 - 3.5%

•	Maximum 8%

Lazard Asset Management, LLC (“Lazard”)

Portfolio Manager William (Willy) Holzer believes that there is a single global economy and marketplace within which everything is connected. Within this single market it is important to distinguish between three types of companies: domestic companies are those that produce, sell, and raise capital all in their home country; international companies are those that produce at home, but sell their products and raise capital anywhere in the world; and global companies are those that produce, sell, and raise capital anywhere in the world. Holzer will invest in any of these types of companies in order to capitalize on a theme. However, he prefers global companies, which generally have the flexibility and resources to exploit global trends.

Managers International Equity Fund

Investment Manager’s Comments (continued)

Willy Holzer can be described as a “top-down” thematic investor whose themes are based on bottom-up observations and company analysis. He views the world as a single global economic unit as opposed to a collection of separate country economies. Willy focuses his efforts by first analyzing the connections within the global economy and from this analysis develops global investment themes. These themes target the segments of the global economy that he believes are most likely to provide attractive long-term investment returns and that also represent an asymmetric investment opportunity in the investor’s favor.

Portfolio Construction

•	Portfolio Manager leverages stock ideas and research from top-down themes based on bottom-up observations and company analysis

•	Portfolio is constructed around approximately ten investment themes to diversify opportunity sets and provide risk benefits

•	Portfolio heavily weights large-capitalization, multi-national companies

•	Concentrated in the developed markets

•	May have operations or distribution in the emerging markets

The Portfolio

•	Portfolio typically holds 90 to 110 stocks

•	Initial stock weightings are 1.0 to 1.5%

•	Maximum 3%

•	Relatively low turnover in the 30% to 40% annual range

Martin Currie Inc. (“Martin Currie”)

Martin Currie, based in Edinburgh, Scotland, is a 128- year old firm. It specializes in developed market ex-U.S. mandates and currently manages $16.3 billion for a global client base of pension funds, family offices, multi-managers, banks, public funds, foundations, sub-advisory clients and wrap programs. Willie Watt, the firm’s Chief Executive Officer, joined the firm in 2000 and was at the forefront of evolving Martin Currie from a firm that focused on adding value via a top-down investment process to its current process, which uses bottom-up stock selection analysis as its primary portfolio management focus.

James Fairweather, Chief Investment Officer, heads the international equity investment team which has four members who have 71 years of total investment experience. The team is supported in their efforts by an experienced 14- person global sector analyst staff with no member having less than 8 years of total investment experience. In addition, regional teams also support the stock selection process by contributing insights and ideas on companies within their specific geographic coverage area. Finally, a separate risk management team helps support the portfolio construction.

Portfolio Construction

•	Focused on identifying companies at the earlier stages of change with the thought that the market usually underestimates the amount by which change will take place

•	Team uses a fully integrated global approach to stock selection and use a high level of communication across regions to build a truly global portfolio

•	Focus on speaking a common language when doing all stock level research with the emphasis on quality, value, growth, and change

•	Risk is managed at every level of the investment process including when conducting stock selection and when constructing the portfolio

The Portfolio

•	Portfolio typically holds 45 to 80 stocks

•	Holdings tend to have low cross-stock correlations

•	Holdings tend to have low sensitivity to macro factors

•	Forecasted tracking error 4% to 6% relative to MSCI EAFE Index

THE YEAR IN REVIEW

For the year 2010, the Fund returned 4.31%, underperforming the return of 7.75% for the MSCI EAFE Index. (Note that unless otherwise stated, all performance cited in this commentary is in U.S. Dollars).

Non-U.S. equity markets delivered solid returns for the year although they failed to match the strength of the rally of 2009 and failed to keep pace with the returns achieved in both U.S. and emerging equity markets in 2010. Early in 2010, macroeconomic uncertainties in Europe resulted in the market ignoring solid earnings reported by companies benefiting from a more stable environment. In fact, early in the year, equities continued to exhibit high correlation across companies and sectors as the market tended to react only to headline news. In the second part of the year, the market started to further discount the prospect of a double-dip recessionary scenario and began to reward companies with an exposure to cyclical growth stories.

Managers International Equity Fund

Investment Manager’s Comments (continued)

For the year, the Fund’s underperformance relative to the benchmark was generally due to weakness in holdings in certain sectors including consumer discretionary, industrial, and information technology although performance was helped by non-benchmark exposure into emerging markets, where each of the Fund’s three subadvisors continues to find considerable opportunity. At the sub-advisor level, AllianceBernstein and Martin Currie underperformed the benchmark while Lazard outperformed. AllianceBernstein was hurt by the high risk aversion in non-U.S. equity markets early in the year when investors shunned the cheap, often “controversial” stocks that AllianceBernstein looks to purchase. Many of AllianceBernstein’s current holdings have dividend yields even higher than the same company’s bond yields. Their analysis reveals that these yields are sustainable and many of these companies have the cash to support these payouts for some time. Focusing on the cash opportunity is a key component of AllianceBernstein’s strategy in 2011 while, more broadly, AllianceBernstein is looking to capture risk across industries and regions by focusing on dislocations created by the recession. As for Martin Currie, they underperformed in 2010 mainly due to stock selection weakness, although the type of high-quality growth companies they prefer were generally out-of-favor. The ongoing equity rally into 2010 continued to favor lower-quality equities and while growth tended to outperform value throughout the year. The higher-quality growth that Martin Currie targets lagged behind leading to their underperformance. It’s worth noting, however, that Martin Currie’s performance (and process) gained traction in the second half of the year despite a setback in December. Growth at a reasonable price tended to perform much better during this period, potentially foreshadowing a resurgence of this type of investing in 2011. As for Lazard, outperformance for the year was driven by its Antimatter (domestic Japan) and commodity themes within its portfolio. Of particular note were Lazard’s holdings in under-loved Japanese financials, which rose strongly towards the end of the year as investors began to believe that inflation may be nearing. Chinese demand, along with the growing threat of inflation in emerging markets, helped drive performance in various commodity stocks which included, but was not limited to, holdings in gold and oil stocks.

LOOKING FORWARD

As we enter into 2011, the correlation across equities continues to fall giving active managers potentially ample opportunity to achieve alpha if they position their portfolios appropriately. A majority of the nearly two-year positive movement in equities has been associated with high correlation across equities along with outperformance by lower-quality companies, neither scenario which has been favorable to our active and high-quality focused subadvisors within the Fund. To the extent that we begin to see a reversal to this trend and a move closer to market “norms,” this could serve as a favorable tailwind to our subadvisors and our Fund.

Overall, the Fund is positioned to take advantage of an improving economic environment while maintaining some defensive positioning in case of an economic setback. On a sector basis, this results in overweight positions to the more cyclically oriented consumer discretionary and energy sectors and underweight positions to more defensive sectors such as consumer staples and health care. Our subadvisors continue to target well-positioned companies that have the financial flexibility (cash on their balance sheet) to take advantage of opportunities within their industry in this evolving market environment. On a regional basis, the Fund continues to aggressively position to take advantage of emerging-market opportunities with all three of our subadvisors close to their maximum allowable allocation of 15% to these markets. In addition, indirect access to emerging markets is being achieved through developed market holdings that generate at least a portion of their revenue from demand in emerging markets. Our subadvisors will continue to monitor the situation in emerging markets closely to ensure that asset bubbles, rising interest rates, or other “one off” events do not dampen the growth expectations in emerging markets for 2011 and the related holdings currently in the portfolio.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers International Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index is composed of all the publicly traded stocks in developed non-U.S. Markets. The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Unlike the Fund, the MSCI EAFE Index is unmanaged, is not available for investment, and does not incur expenses. This graph compares a hypothetical $10,000 investment made in Managers International Equity Fund on December 31, 2000, to a $10,000 investment made in the MSCI EAFE for

Managers International Equity Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

the same time period. The table is not intended to imply any future performance of the Fund. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Managers International Equity Fund and the MSCI EAFE Index from December 31, 2000 through December 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
International Equity Fund[2,3,4]	4.31%	0.56%	1.51%
MSCI EAFE Index (Net)	7.75%	2.46%	3.50%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.
[4]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.

The MSCI EAFE® Index (Net) (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (Net) consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Unlike the Fund, the MSCI EAFE Index is unmanaged, is not available for investment, and does not incur expenses.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers International Equity Fund

Fund Snapshots

December 31, 2010

Portfolio Breakdown

Industry	Managers International Equity Fund**	MSCI EAFE Index
Financials	24.1%	23.8%
Consumer Discretionary	12.9%	10.5%
Materials	12.1%	11.5%
Energy	10.6%	7.9%
Industrials	10.1%	12.7%
Health Care	7.3%	8.2%
Consumer Staples	7.2%	10.0%
Information Technology	5.3%	5.0%
Telecommunication Services	4.5%	5.4%
Utilities	2.9%	5.0%
Other Equities	0.9%	0.0%
Warrants	0.5%	0.0%
Other Assets and Liabilities	1.6%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Siemens AG*	1.5%
Sanofi-Aventis SA*	1.4
Vodafone Group PLC*	1.4
British American Tobacco PLC*	1.4
Goldcorp, Inc.*	1.4
Novartis AG	1.3
AstraZeneca PLC*	1.2
Prudential PLC	1.1
BNP Paribas SA	1.1
Xstrata PLC	1.1

Top Ten as a Group	12.9%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers International Equity Fund

Fund Snapshots (continued)

Summary of Investments by Country

Country	Managers International Equity Fund*	MSCI EAFE Index
Australia	2.8%	8.8%
Austria	0.0%	0.3%
Belgium	0.6%	0.9%
Bermuda	0.0%	0.4%
Brazil	3.4%	0.0%
Canada	7.5%	0.0%
Cayman Islands	0.0%	0.1%
China	1.8%	0.0%
Denmark	0.3%	1.0%
Finland	0.0%	1.1%
France	10.5%	9.0%
Germany	6.7%	8.2%
Greece	0.0%	0.2%
Hong Kong	4.8%	2.4%
India	0.7%	0.0%
Ireland	0.0%	0.3%
Israel	0.8%	0.8%
Italy	1.8%	2.5%
Japan	18.5%	22.1%
Jersey, Channel Islands	0.0%	0.5%
Luxembourg	0.0%	0.5%
Netherlands	4.2%	2.7%
New Zealand	0.0%	0.1%
Norway	0.6%	0.7%
Portugal	0.0%	0.3%
Russia	0.6%	0.0%
Singapore	1.7%	1.5%
South Africa	0.7%	0.0%
South Korea	1.8%	0.0%
Spain	0.7%	3.3%
Supranational & Other	0.3%	0.2%
Sweden	0.5%	3.2%
Switzerland	5.9%	8.0%
Taiwan	2.2%	0.0%
United Kingdom	17.4%	20.8%
United States	3.2%	0.1%

	100.0%	100.0%

*	As a percentage of total market value on December 31, 2010

Managers International Equity Fund

Schedule of Portfolio Investments

December 31, 2010

	Shares	Value
Common Stocks - 97.0%
Consumer Discretionary - 12.9%
adidas-Salomon AG (Germany)	12,082	$ 785,924
Bridgestone Corp. (Japan)	38,400	739,161
Bulgari S.p.A. (Italy)	45,373	491,225
Compass Group PLC (United Kingdom)	84,359	765,635
Ctrip.com International, Ltd. (China)*	11,700	473,265
Cyrela Brazil Realty, S.A. (Brazil)	30,200	397,512
Esprit Holdings, Ltd. (Hong Kong)	61,647	293,249
GKN PLC (United Kingdom)	129,000	447,762
Inchcape PLC (United Kingdom)*	74,821	417,322
Lagardere (France)	10,100	416,418
LG Electronics, Inc. (South Korea)	2,010	208,519
Magna International, Inc. (Canada)	7,400	386,336
Marks & Spencer Group PLC (United Kingdom)	34,515	199,030
Matsushita Electric Industrial Co., Ltd. (Japan)	47,500	670,643
New World Department Store China, Ltd. (China)	18,000	14,819
Nissan Motor Co., Ltd. (Japan)	60,200	569,483
Parkson Retail Group, Ltd. (China)	51,500[2]	79,317
Pearson PLC (United Kingdom)	55,382	872,771
Persimmon PLC (United Kingdom)	61,272	398,735
Renault SA (France)*	10,200	593,765
Sekisui House, Ltd. (Japan)	53,000	534,055
SES SA (France)	30,773	732,785
Sharp Corp. (Japan)	56,000	574,665
SJM Holdings, Ltd. (Hong Kong)	419,000	664,680
Sony Corp. (Japan)	11,100	396,988
Sumitomo Rubber Industries, Ltd. (Japan)	8,000[2]	83,212
Suzuki Motor Co., Ltd. (Japan)	20,800	510,615
Toyota Motor Corp. (Japan)	14,500	570,842
Vivendi Universal SA (France)	29,290	791,464
Total Consumer Discretionary		14,080,197
Consumer Staples - 7.2%
British American Tobacco PLC
(United Kingdom)	38,578	1,483,939
Delhaize Group (Belgium)	8,300	613,814
Groupe Danone SA (France)	7,771	488,618
Heineken N.V. (Netherlands)	12,881	631,771
Imperial Tobacco Group PLC (United Kingdom)	25,700	790,008
Japan Tobacco, Inc. (Japan)	245	904,680

	Shares	Value
Kirin Brewery Co., Ltd. (Japan)	50,000	$ 699,303
Metro AG (Germany)	4,248	306,607
Nestle SA, Registered (Switzerland)	4,333	253,843
SABMiller PLC (United Kingdom)	13,922	490,459
Seven & i Holdings Co., Ltd. (Japan)	16,500	438,968
Tingyi Cayman Islands Holding Corp. (Cayman Islands)	20,000	51,191
Unilever PLC (United Kingdom)	15,000	460,742
Uni-President Enterprises Corp. (Taiwan)	177,706	263,502
Total Consumer Staples		7,877,445
Energy - 10.6%
BP PLC (United Kingdom)	137,800	1,015,714
Cairn Energy PLC (United Kingdom)*	62,307	409,053
Canadian Natural Resources, Ltd. (Canada)	14,900	664,603
Cenovus Energy, Inc. (Canada)	16,868	564,585
China Shenhua Energy Co., Ltd. (China)	145,000	607,686
EnCana Corp. (Canada)	9,168[2]	268,226
INPEX Corp. (Japan)	105	613,136
Nexen, Inc. (Canada)	33,224	761,850
OAO Gazprom, Sponsored ADR (Russia)	28,000	707,862
Penn West Energy Trust (Canada)	13,113[2]	314,406
Petrofac, Ltd. (United Kingdom)	30,832	766,082
Petroleo Brasileiro, S.A., Sponsored ADR (Brazil)	8,800	332,992
Royal Dutch Shell PLC, Class A (Netherlands)	34,284	1,136,034
Royal Dutch Shell PLC, Class B (Netherlands)	31,656	1,048,274
Straits Asia Resources, Ltd. (Singapore)	172,000	333,988
Suncor Energy, Inc. (Canada)	30,600	1,178,082
Technip-Coflexip, ADR (France)	8,790	812,491
Total Energy		11,535,064
Financials - 24.1%
AIA Group, Ltd. (Hong Kong)*	95,000	267,053
Allianz SE (Germany)	8,100	962,407
Amlin (United Kingdom)	64,296	410,470
Aviva PLC (United Kingdom)	76,400	469,619
Banco do Brasil, S.A. (Brazil)	48,700	921,780
Banco Santander, S.A. (Brazil)	29,000	393,946
Bank of East Asia, Ltd. (Hong Kong)	43,090	180,313
Bank of Yokohama, Ltd., The (Japan)	103,000	531,128
Barclays PLC (United Kingdom)	262,184	1,083,575
BNP Paribas SA (France)	19,273	1,227,431

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 24.1% (continued)
CapitaLand, Ltd. (Singapore)	159,500	$461,356
CapitaMalls Asia, Ltd. (Singapore)	102,000	154,248
Cathay Financial Holding Co., Ltd. (Taiwan)	156,415	277,372
China Life Insurance Co., Ltd. (China)	48,000	195,437
China Minsheng Banking Corp., Ltd. (China)	58,100	49,666
China Overseas Land & Investment, Ltd. (Hong Kong)	437,360	808,577
Chinatrust Financial Holding Co., Ltd. (Taiwan)	304,007	223,100
Credit Suisse Group AG (Switzerland)	15,519	625,027
Dai-ichi Mutual Life Insurance Co., The (Japan)	536	867,447
Daiwa House Industry Co., Ltd. (Japan)	25,000	306,242
Daiwa Securities Group, Inc. (Japan)	26,000	133,370
Danske Bank A/S (Denmark)	10,093	258,839
DBS Group Holdings, Ltd. (Singapore)	45,500	507,851
Deutsche Boerse AG (Germany)	3,861	266,761
DnB Holding ASA (Norway)	46,000	647,130
Hana Financial Group, Inc. (South Korea)	7,000	266,415
Hang Lung Group, Ltd. (Hong Kong)	12,900	84,755
Hang Lung Properties, Ltd. (Hong Kong)	35,000	163,591
HDFC Bank, Ltd. (India)	11,595	603,304
Henderson Land Development Co., Ltd. (Hong Kong)	77,000	524,495
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	46,400	1,052,012
Industrial and Commercial Bank of China, Ltd., Class H (China)	287,915	214,339
ING Groep N.V. (Netherlands)*	76,612	747,407
Itau Unibanco Holding S.A. (Brazil)	21,263	509,672
KB Financial Group, Inc. (South Korea)	10,125	532,518
Mitsubishi Estate Co., Ltd. (Japan)	46,000	850,136
Mitsubishi Tokyo Financial Group, Inc. (Japan)	78,900	425,438
Mitsui Fudosan Co., Ltd. (Japan)	39,000	775,070
Muenchener Rueckversicherungs AG (Germany)	1,700	257,337
National Australia Bank, Ltd. (Australia)	36,300	880,693
Nomura Holdings, Inc. (Japan)	55,500	352,152
Old Mutual PLC (United Kingdom)	119,504	230,129
Oversea-Chinese Banking Corp., Ltd. (Singapore)	57,000	438,840
Prudential PLC (United Kingdom)	119,500	1,248,438
Societe Generale (France)	13,373	719,559
Standard Chartered PLC (United Kingdom)	20,635	557,054

	Shares	Value
Sumitomo Mitsui Financial Group, Inc. (Japan)	12,000	$424,886
Sumitomo Realty & Development Co., Ltd. (Japan)	15,000	356,844
Sumitomo Trust & Banking Co., Ltd. (Japan)	29,000	181,675
Sun Hung Kai Properties, Ltd. (Hong Kong)	34,000	564,115
T&D Holdings, Inc. (Japan)	7,800	196,762
UniCredito Italiano SpA (Italy)	284,475	589,764
Zurich Financial Services AG (Switzerland)	1,672	432,992
Total Financials		26,410,537
Health Care - 7.3%
Actelion, Ltd. (Switzerland)*	8,631	472,628
AstraZeneca PLC (United Kingdom)	28,900	1,317,099
Bayer AG (Germany)	10,200	756,099
GlaxoSmithKline PLC (United Kingdom)	14,599	283,116
Lonza Group AG (Switzerland)	2,322	186,120
Mindray Medical International, Ltd., ADR (China)	12,700[2]	335,280
Novartis AG (Switzerland)	23,908	1,407,359
Roche Holding AG (Switzerland)	5,513	808,166
Sanofi-Aventis SA (France)	23,971	1,536,800
Teva Pharmaceutical Industries, Ltd., Sponsored
ADR (Israel)	16,300	849,719
Total Health Care		7,952,386
Industrials - 10.1%
ABB, Ltd. (Switzerland)	44,320	989,573
ABB, Ltd., ADR (Switzerland)*	29,530	665,407
Asahi Glass Co., Ltd. (Japan)	56,000[2]	651,271
BAE Systems PLC (United Kingdom)	109,800	565,556
Bouygues (France)	23,700	1,022,859
FANUC, Ltd. (Japan)	4,000	611,425
Far Eastern New Century Corp. (Taiwan)	165,318	279,953
HOCHTIEF AG (Germany)	4,200	356,043
Kajima Corp. (Japan)	40,000	106,062
Koninklijke (Royal) Phillips Electronics N.V. (Netherlands)	22,111	677,864
Leighton Holdings, Ltd. (Australia)	19,506[2]	614,805
Mitsubishi Corp. (Japan)	25,700	692,660
Mitsubishi Heavy Inds., Ltd. (Japan)	82,700	309,587
Mitsui & Co., Ltd. (Japan)	26,300	432,738
Schneider Electric SA (France)	3,550	532,273
Shimizu Corp. (Japan)	31,000	132,056
Siemens AG (Germany)	13,352	1,653,975
Sumitomo Electric Industries, Ltd. (Japan)	23,900	330,278

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 10.1% (continued)
Tostem Inax Holding Corp. (Japan)	11,500	$ 252,261
Yamato Transport Co., Ltd. (Japan)	15,300	217,040
Total Industrials		11,093,686
Information Technology - 5.3%
AIXTRON AG (Germany)	15,725[2]	586,003
AU Optronics Corp., Sponsored ADR (Taiwan)	46,453	484,040
Autonomy Corp. PLC (United Kingdom)*	6,416	150,944
Cap Gemini SA (France)	12,100	565,671
Companhia Brasileira de Meios de Pagamentos (Brazil)	14,900	120,726
Ericsson (LM), Class B (Sweden)	44,070	510,719
Gemalto NV (France)	13,254[2]	564,612
Redecard, S.A. (Brazil)	16,300	206,696
Ricoh Co., Ltd. (Japan)	40,000	583,240
Samsung Electronics Co., Ltd. (South Korea)	1,230	1,027,217
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	41,520	520,661
Toshiba Corp. (Japan)	81,000	439,610
Total Information Technology		5,760,139
Materials - 12.1%
Agrium, Inc. (Canada)	6,900	634,969
Air Liquide SA (France)	4,347	550,393
ArcelorMittal (Luxembourg)	1	18
Barrick Gold Corp. (Canada)	12,186	651,031
First Quantum Minerals, Ltd. (Canada)	3,600	391,029
Gold Fields, Ltd. (South Africa)	26,763	489,615
Goldcorp, Inc. (Canada)	32,100	1,481,190
Impala Platinum Holdings, Ltd. (South Africa)	8,000	283,120
Incitec Pivot, Ltd. (Australia)	205,523	833,187
JFE Holdings, Inc. (Japan)	12,900	447,273
Kinross Gold Corp. (Canada)	28,381	538,104
Koninklijke DSM N.V. (Netherlands)	6,676	380,552
Newcrest Mining, Ltd. (Australia)	18,143	752,545
Rhodia SA (France)	11,546	382,298
Rio Tinto PLC (United Kingdom)	16,100	1,147,630
Syngenta AG (Switzerland)	2,299	673,915
Taiwan Fertilizer Co., Ltd. (Taiwan)	84,900	317,228
ThyssenKrupp AG (Germany)	9,700	402,985
Toray Industries, Inc. (Japan)	66,700	397,634
Vale, S.A., ADR (Brazil)	26,500	800,831

	Shares	Value
Xstrata PLC (United Kingdom)	51,349	$ 1,216,773
Yamana Gold, Inc. (Canada)	35,259	452,839
Total Materials		13,225,159
Telecommunication Services - 4.5%
Bharti Tele-Ventures, Ltd. (India)	19,714	158,158
Nippon Telegraph & Telephone Corp. (Japan)	18,500	842,449
NTT DoCoMo, Inc. (Japan)	399	694,901
Telecom Italia S.p.A. (Italy)	432,100	560,631
Telecom Italia S.p.A., RSP (Italy)	349,200	380,067
Telefonica, S.A. (Spain)	34,631	790,627
Vodafone Group PLC (United Kingdom)	579,496	1,521,257
Total Telecommunication Services		4,948,090
Utilities - 2.9%
E.ON AG (Germany)	32,400	989,459
Electricite de France SA (France)	14,400	591,373
Hong Kong and China Gas Co., Ltd., The (Hong Kong)	274,337	646,425
National Grid PLC (United Kingdom)	51,616	446,129
Tokyo Electric Power Company, Inc., The (Japan)	22,300	543,731
Total Utilities		3,217,117
Total Common Stocks (cost $96,119,944)		106,099,820
Other Equities - 0.9%
SPDR Gold Shares (United States)* (cost $559,915)	7,100	984,912
Warrants - 0.5%
Hon Hai Precision Industry Co., Ltd., 09/29/14 (a) (United States) (cost $398,317)	127,007	506,758
Short-Term Investments - 4.3%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,8]	104,356	83,174
BNY Mellon Overnight Government Fund, 0.23%[3]	2,505,000	2,505,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.14%	2,085,070	2,085,070
Total Short-Term Investments (cost $4,694,426)		4,673,244
Total Investments - 102.7% (cost $101,772,602)		112,264,734
Other Assets, less Liabilities - (2.7)%		(2,914,499)
Net Assets - 100.0%		$109,350,235

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund

Investment Manager’s Comments

The Managers Emerging Markets Equity Fund’s (the “Fund”) objective is to achieve long-term capital appreciation. The Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks of companies located in countries included in the MSCI Emerging Markets (“MSCI EM”) Index, mostly countries in Africa, Asia, Latin America, and the Middle East. The Fund may invest in companies of any size. The MSCI EM Index is the benchmark for the Fund.

The Fund employs multiple subadvisors who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps the Fund to tap the markets’ full potential by focusing different analytical insights on each prospective investment. Fund management strives to achieve its performance and diversification objectives while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Rexiter Capital Management Limited

The investment team at Rexiter Capital Management Limited (“Rexiter”) believes emerging markets are less efficient than developed markets, and an actively managed portfolio, with respect to both country weightings and stock selection, can add value over a market capitalization-weighted index without materially affecting risk. Rexiter’s approach is active in terms of both asset allocation and stock selection. Investment decisions are based on fundamental analysis of countries and stocks. Portfolio management is controlled by a disciplined process that seeks to add to returns through the exploitation of market inefficiency while constraining risk.

Schroder Investment Management Limited

Schroder Investment Management Limited (“Schroders”) believes that emerging stock markets are inefficient and provide strong potential for adding value through active fund management. This value can be extracted through both country and stock selection. Schroders uses a time-tested quantitative model to aid in their country selection process, and seeks to add value equally over time from both country and stock selection. Schroders further believes that applying a systematic, disciplined approach along with a strong team culture increases the ability to add value. Schroders believes that equal attention should be given to managing both return and risk.

THE YEAR IN REVIEW

The Fund returned 13.84% in 2010, trailing the return of 18.88% for its benchmark, the MSCI EM Index. (Note that unless otherwise stated, all performance cited in this commentary is in U.S. Dollars.)

Although emerging-market equities did not perform nearly as strongly as they did in 2009, they still delivered solid double-digit returns despite a slow start to the year. As investors continue to methodically wade their way back into equities, emerging markets have been an attractive area for many investors, especially given the muted growth expectations for developed Europe. The U.S. leadership within emerging markets was different in 2010 compared to 2009, with the “BRIC” markets collectively lagging their emerging-market counterparts after outperforming them considerably in 2009. It is also worth noting that unlike most positive emerging-market equity years in the past decade, the strong return in 2010 was not driven by the local market equity return, but instead primarily by appreciation of emerging-market currencies.

Despite a second straight year of strong absolute performance, the Fund did underperform its benchmark in 2010 due to weakness in holdings in certain sectors including information technology and materials. At the country level, the Fund detracted performance by virtue of its underweight to the outperforming Mexican and South African markets. Performance did improve towards the latter portion of the year for the Fund and was driven by a gradual return to a more “normal” market environment following greater clarity in the outlook for worldwide growth.

LOOKING FORWARD

The situation faced by emerging markets is very different to that of the developed world owing to their strong fundamentals and healthier public, private, and corporate finances. Inflationary pressures have increased in several emerging markets leading to policy normalization and tightening measures in some cases. While policy makers will certainly be looking to avoid the build-up of asset bubbles, they will not allow tightening policy to destabilize a sustainable recovery in the economy. The risk of elevated inflationary pressure and a bubble developing in the emerging world has heightened on further quantitative easing being implemented in the developed world. This will likely continue to lead to emerging markets receiving a disproportionate amount of capital flows in search of higher-yielding opportunities. While supportive for stock market returns, the prospect of strong — including speculative — capital inflows can have a destabilizing effect on domestic assets and currencies. Furthermore, in reaction to such strong flows, some emerging economies, including Brazil, Thailand, and more recently Chile, have imposed capital controls to deter excessive foreign money. While government intervention can provoke short-term market volatility, the longer-term impact of such measures tends to be somewhat limited and further currency strengthening can be expected. Furthermore, although shorter-term headline inflation has seen an increase in certain markets, core inflation remains typically subdued and output gaps exist in the majority of markets.

Against this backdrop, the Fund currently maintains its largest sector overweights to the consumer discretionary and materials sectors. The Fund continues to maintain an underweight to the more defensive and counter-cyclical consumer staples and utilities sectors. At the country level, the Fund is well diversified with its largest weight to Brazil, South Korea, and China. Looking at global equities twelve-month forward P/E ratio, we find it broadly in line with its long-term average even after two consecutive years of strong equity returns. With an expectation of earnings growth in the high teens for the next year, this suggests that emerging market equities have room to continue to deliver solid performance in 2011 if the market shocks of several years ago can be avoided.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Emerging Markets Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The MSCI Emerging Markets Index (“MSCI EM”) is a free float-adjusted market capitalization index that is designed to measure equity market performance of

13

Managers Emerging Markets Equity Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in Managers Emerging Markets Equity Fund on December 31, 2000, to a $10,000 investment made in the MSCI EM for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Managers Emerging Markets Equity Fund and the MSCI EM Index (Net) from December 31, 2000 through December 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Emerging Markets Equity Fund2,3.4	13.84%	8.46%	13.50%
MSCI EM Index (Net)[5]	18.88%	12.78%	15.89%
MSCI EM Index (Gross)[6]	19.20%	13.11%	16.23%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/ or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[4]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.
[5]

MSCI EM (Net) approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

[6]

MSCI EM (Gross) approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Emerging Markets Equity Fund

Fund Snapshots

December 31, 2010

Portfolio Breakdown

Industry	Managers Emerging Markets Equity Fund**	MSCI EM Index
Financials	24.3%	25.1%
Materials	16.8%	14.9%
Energy	15.6%	14.3%
Information Technology	12.7%	12.9%
Consumer Discretionary	9.9%	6.9%
Industrials	7.2%	7.4%
Telecommunication Services	4.7%	7.4%
Consumer Staples	3.2%	6.7%
Utilities	1.4%	3.4%
Warrants	0.9%	0.0%
Health Care	0.1%	1.0%
Other Assets and Liabilities	3.2%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Samsung Electronics Co., Ltd.*	3.2%
Vale, S.A., Sponsored ADR*	1.9
China Mobile, Ltd.*	1.9
China Construction Bank Corp.*	1.7
Gazprom OAO, ADR	1.7
Ping An Insurance (Group) Co. of China, Ltd.*	1.7
Petroleo Brasileiro, S.A., Sponsored ADR	1.6
Industrial and Commercial Bank of China, Ltd., Class H	1.6
Itau Unibanco Banco Holding, S.A., ADR	1.5
Shinhan Financial Group Co., Ltd.	1.5

Top Ten as a Group	18.3%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Emerging Markets Equity Fund

Fund Snapshots (continued)

Summary of Investments by Country

Country	Managers Emerging Markets Equity Fund*	MSCI EM Index
Bermuda	0.0%	0.6%
Brazil	16.5%	15.8%
Cayman Islands	0.0%	2.7%
Chile	0.0%	1.7%
China	9.5%	9.9%
Colombia	0.0%	0.8%
Czech Republic	0.2%	0.3%
Egypt	0.3%	0.5%
Hong Kong	7.7%	4.1%
Hungary	1.1%	0.4%
India	7.4%	8.0%
Indonesia	2.3%	2.3%
Kazakhstan	0.2%	0.0%
Luxembourg	2.9%	0.0%

Country	Managers Emerging Markets Equity Fund*	MSCI EM Index
Malaysia	0.8%	2.8%
Mexico	1.9%	4.5%
Morocco	0.0%	0.1%
Panama	0.8%	0.0%
Peru	0.4%	0.0%
Philippines	0.3%	0.5%
Poland	1.1%	1.6%
Russia	8.7%	6.0%
South Africa	3.0%	7.8%
South Korea	15.1%	13.8%
Supranational & Other	0.2%	0.0%
Taiwan	8.8%	11.5%
Thailand	3.0%	1.7%
Turkey	4.4%	1.5%
United States	3.4%	1.1%

	100.0%	100.0%

*	As a percentage of total market value on December 31, 2010

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2010

	Shares		Value
Common Stocks - 95.9%
Consumer Discretionary - 9.9%
Astra International Tbk PT (Indonesia)	21,000		$126,912
Belle International Holdings, Ltd. (Hong Kong)	384,000		648,618
Cheil Communications, Inc. (South Korea)	14,390		175,359
CTC Media, Inc. (Russia)	5,100		119,493
Ctrip.com International, Ltd. (China)*	9,900		400,455
Cyrela Brazil Realty, S.A. (Brazil)	21,700		285,630
Foschini, Ltd. (South Africa)	11,098		151,774
Genting Malaysia Berhad (Malaysia)	20,700		75,000
Golden Eagle Retail Group, Ltd. (China)	88,000		216,756
Grupo Televisa, S.A.B. (Mexico)	22,200		575,646
Hero Honda Motors, Ltd. (India)	11,684		519,457
Hyundai Department Store Co., Ltd. (South Korea)	1,696		208,460
Hyundai Mobis Co., Ltd. (South Korea)	892		223,336
Hyundai Motor Co., Ltd. (South Korea)	4,932		753,015
LG Electronics, Inc. (South Korea)	5,242		543,810
Lojas Renner, S.A. (Brazil)	21,300		723,686
Parkson Retail Group, Ltd. (China)	146,000		224,859
PDG Realty, S.A. Empreendimentos e Participacoes (Brazil)	84,600		517,793
Turk Sise ve Cam Fabrikalari A.S. (Turkey)	322,861	[2]	566,479
Urbi Desarrollos Urbanos, S.A.B. de C.V. (Mexico)*	144,630		339,734
Total Consumer Discretionary			7,396,272
Consumer Staples - 3.2%
Anadolu Efes Biracilik ve Malt Sanayii A.S. (Turkey)	41,382		625,023
China Mengniu Dairy Co., Ltd. (Hong Kong)	68,000		180,182
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (Brazil)	5,464		229,379
Companhia de Bebidas das Americas, PR ADR (Brazil)	6,500		201,695
Hengan International Group Co. (Hong Kong)	45,000		387,989
LG Household & Health Care, Ltd. (South Korea)	656		225,560
Shinsegae Co., Ltd. (South Korea)	839		453,913
Shoprite Holdings, Ltd. (South Africa)	7,195		108,914
Total Consumer Staples			2,412,655
Energy - 15.6%
Banpu PCL, NVDR (Thailand)	8,700		228,377
China Shenhua Energy Co., Ltd. (China)	76,000		318,511
China Suntien Green Energy Corp., Ltd. (China)*	173,000		48,743

	Shares		Value
CNOOC, Ltd. (Hong Kong)	349,790		$832,615
Eurasia Drilling Co., Ltd., GDR (Cyprus)*	2,700		87,750
Gazprom OAO, ADR (Russia)	49,650		1,255,190
LUKOIL Holdings, ADR (Russia)	11,307		646,987
MOL Magyar Olaj-es Gazipari NyRt. (Hungary)	3,846		384,160
NovaTek OAO, Sponsored GDR (Russia)	1,450		173,476
OGX Petroleo e Gas Participacoes, S.A. (Brazil)*	48,100		579,518
Oil & Natural Gas Corp., Ltd. (India)	14,828		427,035
PetroChina Co., Ltd. (China)	216,000		283,699
Petroleo Brasileiro, S.A. (Brazil)	16,800		309,181
Petroleo Brasileiro, S.A., ADR (Brazil)	15,762		538,588
Petroleo Brasileiro, S.A., Sponsored ADR (Brazil)	31,727		1,200,549
Polski Koncern Naftowy ORLEN SA (Poland)	9,931		153,641
PTT PCL, NVDR (Thailand)	44,600		472,718
Reliance Industries, Ltd. (India)	14,728		348,654
Rosneft Oil Co. OAO, GDR (Russia)	29,800		213,608
Rosneft Oil Co. OAO, GDR (a) (Russia)*	39,166		266,329
Sasol, Ltd. (South Africa)	12,066		634,323
SK Energy Co., Ltd. (South Korea)	1,900		324,349
Tenaris, S.A. (Luxembourg)	11,900	[2]	582,862
Thai Oil PCL (Thailand)	108,000		279,715
Tupras Turkiye Petrol Rafine (Turkey)	31,067		775,707
Ultrapar Participacoes, S.A. (Brazil)	1,300		82,307
Ultrapar Participacoes, S.A., ADR (Brazil)	2,100		135,702
Total Energy			11,584,294
Financials - 24.3%
Banco Bradesco, S.A. (Brazil)	50,721		1,029,130
Bangkok Bank PCL (Thailand)	73,400		371,292
Bank of China, Ltd., Class H (China)	922,800		486,479
Bank of Communications (Hong Kong)	232,000		233,476
BM&F Bovespa, S.A. (Brazil)	19,300		152,656
BR Malls Participacoes, S.A. (Brazil)	17,000		175,120
BR Properties, S.A. (Brazil)	56,700		620,284
Cathay Financial Holding Co., Ltd. (Taiwan)	95,000		168,464
China Construction Bank Corp. (China)	1,419,659		1,271,798
Chinatrust Financial Holding Co., Ltd. (Taiwan)	612,850		449,749
Commercial International Bank (Egypt)	13,432		109,518
Credicorp, Ltd. (Peru)	1,554		184,786
Daegu Bank, Ltd., The (South Korea)	17,630		241,733
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S. (Turkey)*	86,906		111,447

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials - 24.3% (continued)
FirstRand, Ltd. (South Africa)	80,995		$240,091
Franshion Properties China, Ltd. (Hong Kong)	758,000		228,039
Halyk Savings Bank of Kazakhstan, GDR (Kazakhstan)*	13,461	[2]	135,311
HDFC Bank, Ltd. (India)	6,573		342,002
ICICI Bank, Ltd. (India)	7,880		201,657
Industrial and Commercial Bank of China, Ltd., Class H (China)	1,610,556		1,198,980
Infrastructure Development Finance Co., Ltd. (India)	126,494		516,362
Itau Unibanco Holding, S.A. (Brazil)	18,196		436,156
Itau Unibanco Holding, S.A., ADR (Brazil)	47,754		1,146,574
Kasikornbank PCL, NVDR (Thailand)	101,700		423,150
Komercni banka, a.s. (Czech Republic)	532		125,875
OTP Bank NyRt. (Hungary)*	19,179		462,709
Ping An Insurance (Group) Co. of China, Ltd. (China)	110,883		1,237,640
PKO Bank Polski (Poland)	25,811		378,114
Poly (Hong Kong) Investments, Ltd. (Hong Kong)	227,000		221,818
Powszechny Zaklad Ubezpieczen SA (Poland)	1,314		157,845
PT Bank Mandiri (Indonesia)	741,000		532,842
Public Bank Berhad (Malaysia)	80,168		338,530
Public Bank Berhad, Foreign Market (Malaysia)	42,100		177,493
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)	2,334		461,828
Sberbank-CLS (Russia)	180,994		615,200
Shinhan Financial Group Co., Ltd. (South Korea)	23,830		1,108,072
Siam Commercial Bank PCL (Thailand)	136,800		469,705
Talaat Moustafa Group (Egypt)*	57,762		85,896
Turkiye Garanti Bankasi A.S. (Turkey)	61,201		309,089
Turkiye Halk Bankasi A.S. (Turkey)	13,911		118,109
Turkiye Is Bankasi (Isbank) (Turkey)	79,950		283,985
Turkiye Sinai Kalkinma Bankasi (Turkey)	77,126		129,869
VTB Bank, GDR (Russia)	60,445	[2]	398,750
Total Financials			18,087,623
Health Care - 0.1%
Glenmark Pharmaceuticals, Ltd. (India)	11,999		97,140
Industrials - 7.2%
Beijing Enterprises Holdings, Ltd. (Hong Kong)	26,000		161,150
Bharat Heavy Electricals, Ltd. (India)	4,199		218,172

	Shares	Value
Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd. (China)	57,200	$129,224
China Shipping Development Co., Ltd. (China)	312,000	415,376
Companhia de Concessoes Rodoviarias (Brazil)	10,762	304,059
Copa Holdings, S.A., Class A (Panama)	9,700	570,747
COSCO Pacific, Ltd. (Hong Kong)	284,000	494,267
Far Eastern New Century Corp. (Taiwan)	102,340	173,305
Globaltrans Investment PLC, GDR (Russia)*	5,131	87,232
GS Engineering & Construction Corp. (South Korea)	3,381	344,947
Hyundai Engineering & Construction Co. (South Korea)	9,740	620,299
Hyundai Heavy Industries Co., Ltd. (South Korea)	459	178,903
Industries Qatar Q.S.C. (Qatar)	1,629	61,632
Iochpe-Maxion, S.A. (Brazil)	6,900	100,175
Jaiprakash Associates, Ltd. (India)	43,970	104,042
KEPCO Plant Service & Engineering Co., Ltd. (South Korea)	2,005	92,641
Larsen & Toubro, Ltd. (India)	13,497	597,356
Raubex Group, Ltd. (South Africa)	19,075	67,613
Samsung Heavy Industries Co., Ltd. (South Korea)	6,910	250,652
SM Investments Corp. (Philippines)	1	12
TAV Havalimanlari Holding A.S. (Turkey)*	31,548	152,265
United Tractors Tbk PT (Indonesia)	96,500	254,509
Total Industrials		5,378,578
Information Technology - 12.7%
Acer, Inc. (Taiwan)	124,055	382,903
Asustek Computer, Inc. (Taiwan)	32,650	310,094
Asustek Computer, Inc., GDR (Taiwan)	2	91
High Tech Computer Corp. (Taiwan)	4,000	123,315
Hon Hai Precision Industry Co., Ltd. (Taiwan)	260,724	1,050,269
Hon Hai Precision Industry Co., Ltd., ADR (Taiwan)	621	4,968
Hynix Semiconductor, Inc. (South Korea)*	2,210	46,625
Infosys Technologies (India)	7,005	538,693
LG Display Co., Ltd. (South Korea)	13,440	470,004
Mail.Ru Group, Ltd., GDR (a) (Russia)*	2,384	82,296
Mail.Ru Group, Ltd., Reg S, GDR (Russia)	9,133	328,788
MediaTek, Inc. (Taiwan)	34,067	487,607
Pegatron Corp. (Taiwan)*	21,186	30,489

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 12.7% (continued)
Samsung Electronics Co., Ltd. (South Korea)	2,860		$2,388,489
Samsung Electronics Co., Ltd., GDR (South Korea) (a)	520		217,411
Siliconware Precision Industries Co. (Taiwan)	131,871		157,949
Siliconware Precision Industries Co., ADR (Taiwan)	55,700		331,415
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	442,584		1,077,382
Tata Consultancy Services, Ltd. (India)	34,611		902,217
Tencent Holdings, Ltd. (China)	7,600		164,992
WPG Holdings, Ltd. (Taiwan)	83,000		160,134
ZTE Corp., Class H (Hong Kong)	42,800		169,976
Total Information Technology			9,426,107
Materials - 16.8%
African Rainbow Minerals, Ltd. (South Africa)	2,524		80,565
Anhui Conch Cement Co., Ltd. (China)	95,872		448,906
Bradespar, S.A. (Brazil)	2,550		66,546
China National Building Materials Co., Ltd. (China)	46,000		105,314
China Steel Corp. (Taiwan)	351,484		403,718
Compania de Minas Buenaventura SA (Peru)	2,983		146,048
Evraz Group, S.A., GDR (Luxembourg)*	8,663	[2]	311,034
Gerdau, S.A., Sponsored ADR (Brazil)	20,300		283,997
GMK Norilsk Nickel, Sponsored ADR (Russia)	300		7,212
Gold Fields, Ltd. (South Africa)	7,349		134,446
Impala Platinum Holdings, Ltd. (South Africa)	20,569		728,491
Indocement Tunggal Prakarsa Tbk PT (Indonesia)*	107,500		189,851
KG Chemical Co., Ltd. (South Korea)	2,972		1,023,292
KGHM Polska Miedz SA (Poland)	1,871		109,471
LSR Group OJSC, GDR (Russia)*	20,088		185,207
Mechel OAO (Russia)	5,600		163,688
MMC Norilsk Nickel, ADR (Russia)	31,182		738,810
MMX Mineracao e Metalicos, S.A. (Brazil)*	60,500		409,286
Mongolian Mining Corp. (Hong Kong)*	427,500		498,845
POSCO (South Korea)	1,559		665,990
Raspadskaya (Russia)*	53,707		376,313
Severstal, Reg S, GDR (Russia)*	9,150		154,446
Southern Copper Corp. (United States)	6,900		336,306
Taiwan Cement Corp. (Taiwan)	278,216		312,899
Taiwan Fertilizer Co., Ltd. (Taiwan)	143,000		534,317
Tata Steel, Ltd. (India)	11,363		172,776
Tata Steel, Ltd., Reg S, GDR (India)	35,418		544,729
Ternium, S.A. (Luxembourg)	12,900	[2]	547,089

	Shares	Value
Uralkaliy OAO (Russia)	15,363	$564,571
Vale, S.A., ADR (Brazil)	27,799	840,086
Vale, S.A., Sponsored ADR (Brazil)	41,667	1,440,428
Total Materials		12,524,677
Telecommunication Services - 4.7%
America Movil, S.A.B. de C.V. (Mexico)	9,200	527,528
China Mobile, Ltd. (Hong Kong)	145,000	1,437,655
Chunghwa Telecom Co., Ltd., ADR (Taiwan)	15,900	401,793
KT Corp. (South Korea)	5,250	213,216
Mobile Telesystems, Sponsored ADR (Russia)	5,887	122,862
MTN Group, Ltd. (South Africa)	4,569	93,248
Philippine Long Distance Telephone Co., Sponsored ADR (Philippines)	3,207	186,872
Telekomunikasi Indonesia Tbk PT (Indonesia)	110,000	97,059
Turk Telekomunikasyon A.S. (Turkey)	56,299	236,750
Vivo Participacoes, S.A., ADR (Brazil)	4,811	156,790
Total Telecommunication Services		3,473,773
Utilities - 1.4%
Akenerji Elektrik Uretim A.S. (Turkey)	1	2
China Gas Holdings, Ltd. (Hong Kong)	536,000	233,769
China Resources Power Holdings Co. (Hong Kong)	1,800	3,258
Companhia Energetica de Minas Gerais (Brazil)	2,334	37,555
Companhia Energetica de Minas Gerais, Sponsored ADR (Brazil)	16,390	271,910
Perusahaan Gas Negara (Persero) Tbk PT (Indonesia)	1,028,500	504,595
Total Utilities		1,051,089
Total Common Stocks (cost $57,858,719)		71,432,208
Warrants - 0.9%
Sberbank of Russia, 02/28/18 (Luxembourg) (cost $693,003)	207,128	706,306
Short-Term Investments - 5.5%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,8]	110,742	88,264
BNY Mellon Overnight Government Fund, 0.23%[3]	1,659,000	1,659,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.14%	2,333,376	2,333,376
Total Short-Term Investments (cost $4,103,118)		4,080,640
Total Investments - 102.3% (cost $62,654,840)		76,219,154
Other Assets, less Liabilities - (2.3)%		(1,744,608)
Net Assets - 100.0%		$74,474,546

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

Managers Global Bond Fund returned 7.27% during the 12-month period ending December 31, 2010, outpacing the return of 5.54% for the Barclays Capital Global Aggregate Bond Index (the “Index”).

Early in the year, concerns about sovereign risk took center stage. Debt-laden Greece came under pressure and as markets reacted, corporate bond spreads widened. As the situation stabilized, corporate spreads began to tighten and compressed to below 10-year average levels. This type of environment, where credit spreads are tightening, is generally favorable for the Portfolio, as it has had an overweight to corporate bonds. Continued market volatility was again on display during the fourth quarter of 2010. On the bearish side, market participants continued to worry about the sovereign debt crisis in peripheral Europe. While Ireland received an €85 billion package, concerns emerged that a much larger European country might be next. Eventually, risky assets ended the year on a positive note backed by an improving U.S. economic picture. The likelihood of a “double-dip” scenario receded and GDP growth expectations were pushed upward to a 3%-3.5% range. As a direct result, the U.S. Treasury curve and other government yields sold off in December. The 10-year U.S. Treasury Bond rose 79 basis points from 2.51% to 3.30% during the quarter, while the 10-year German Bunds rose 66 basis points from 2.31% to 2.97%.

The primary driver of the Fund’s outperformance relative to the benchmark for the year was its exposure to non-U.S. dollar denominated bonds. More specifically, the Fund benefited most from an underweight to and strong security selection in bonds denominated in the Euro. The Fund also benefited from its investment-grade and high-yield exposure. To a minor extent, the Fund’s exposure to preferred bonds detracted from performance.

LOOKING FORWARD

After being challenged in November by renewed Eurozone sovereign debt concerns, global risk markets ended 2010 on a strong note. The key to early 2011 optimism is that the two biggest engines of global growth — the U.S. and Chinese economies — are likely to be pulling together this year.

Chinese sentiment has been challenged by higher inflation and the fear that policy tightening might derail an investment-centric boom. This is still a concern, but it is being overshadowed by hopes for a significant acceleration in Chinese consumer spending. Wages are likely to move significantly higher as Chinese authorities move to deliberately boost private consumption. A further-controlled Chinese Yuan appreciation of 3%-5% versus the U.S. Dollar seems a reasonable prospect.

Fears regarding U.S. growth center on overextended households and government, particularly state and local government, which all need to retrench. But the pace of consumer spending evidently picked up in the fourth quarter, and there is increasing evidence that the small business credit crunch is easing. Large company capital spending intentions are favorable, and the budget compromise reduced expectations of significant Federal policy tightening and associated policy uncertainty among investors and businesses. QE2 has also had its impact. Investors evidently feel richer and more confident, according to surveys. Job growth may accelerate, and real GDP growth may improve to 3.0% or better.

These improved growth prospects have already been reflected in 10-year U.S. Treasury yields, which moved up 0.60% in December, and are now reasonably priced for early 2011 given still negligible core inflation pressures. But we see more commodity and oil price risks to headline inflation, and would expect yields to end 2011 higher than they have begun. The faster growth expectations are favorable to spread product, but levered/crowded trades are likely to be challenged by volatility once the policy debate shifts to when QE2 will end.

Entering 2011, we have a constructive view on most spread products and we believe that security selection will be crucial for alpha generation. We also expect that the anxiety about large sovereign debt burdens and the governments’ ability to resolve fiscal problems will remain intense during 2011. Consequently, we are positioning the portfolio defensively in the sovereign segment. We remain opportunistic buyers, however, should value arise in this space.

We favor the Dollar versus the Euro and the Yen, with the economic growth differential the key driver, but still see non-Japan EM currencies as undervalued and most likely to appreciate. This may pull other EM currencies higher as well, but some countries are already showing signs of overheating as their current account deficits widen despite highly favorable terms of trade. Our bias is to maintain our non-Japan Asia positions, and look to selectively reduce or reposition some other EM exposures going forward.

This commentary reflects the viewpoints of the portfolio manager, Loomis, Sayles & Company, as of January 20, 2011.

CUMULATIVE TOTAL RETURN PERFORMANCE

Global Bond’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and U.S. Dollar (USD) investment-grade 144A securities. Unlike the Fund, the Barclays Capital Global Aggregate Bond Index is unmanaged, is not available for investment, and does not incur fees. This graph compares a hypothetical $10,000 investment made in Global Bond on December 31, 2000,

20

Managers Global Bond Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

to a $10,000 investment made in the Barclays Capital Global Aggregate Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Global Bond and the Barclays Capital Global Aggregate Bond Index from December 31, 2000 through December 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Global Bond Fund[2,3,4,5,6]	7.27%	6.70%	7.08%
Barclays Capital Global Aggregate Bond Index[7]	5.54%	6.66%	6.74%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[5]	Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.
[6]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.
[7]

The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment-grade 144A securities. Unlike the Fund, the Barclays Capital Global Aggregate Bond Index is unmanaged, is not available for investment, and does not incur fees.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Global Bond Fund

Fund Snapshots

December 31, 2010

Portfolio Breakdown

Category	Managers Global Bond Fund**	Barclays Capital Global Aggregate Bond Index
Foreign Government Obligations	59.8%	50.6%
Corporate Bonds	30.1%	15.9%
Asset-Backed Securities	3.6%	0.2%
U.S. Government Obligations	2.8%	16.2%
Mortgage Backed Securities	0.5%	17.1%
Other Assets and Liabilities	3.2%	0.0%

** As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Japan Government, Series 299, 1.300%, 03/20/19	4.0%
Japan Government, Series 84, 0.700%, 06/20/14	3.7
Netherlands Government Bond, 4.500%, 07/15/17	3.6
Bundesrepublik Deutschland, 3.000%, 07/04/20	3.0
U.K. Gilt, 4.750%, 03/04/20*	2.8
Japan Finance Corporation for Municipal Enterprises, 1.550%, 02/21/12*	2.4
Canadian Government, 3.000%, 12/01/15	2.2
Norway Government Bond, 4.500%, 05/22/19*	2.2
Singapore Government, 2.250%, 07/01/13*	2.2
Sweden Government Bond, Series 1046, 5.500%, 10/08/12	2.2

Top Ten as a Group	28.3%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Global Bond Fund

Schedule of Portfolio Investments

December 31, 2010

Security Description	Principal Amount			Value
Corporate Bonds - 30.1%
Financials - 9.8%
Akbank T.A.S., 5.125%, 07/22/15 (a)	USD	100,000		$101,000
Bank of America Corp., 4.750%, 05/06/19[6]	EUR	100,000		120,280
BBVA Bancomer SA, Texas, 7.250%, 04/22/20 (a)	USD	100,000		105,780
Citigroup, Inc., 5.500%, 02/15/17	USD	85,000		87,978
Crown Castle Towers LLC, 6.113%, 01/15/20 (a)	USD	100,000		104,332
Ford Motor Credit Co. LLC, 7.000%, 04/15/15	USD	100,000		107,461
GMAC, Inc., 6.875%, 08/28/12	USD	45,000	[2]	47,025
HSBC Bank PLC, 4.125%, 08/12/20 (a)	USD	100,000		96,112
ICICI Bank, Ltd., 6.375%, 04/30/22 (a)[6]	USD	140,000		140,358
JPMorgan Chase & Co., 4.400%, 07/22/20	USD	75,000		73,818
KfW Bankengruppe, 2.600%, 06/20/37	JPY	23,000,000		311,142
Landesbank Baden-Wuerttemberg, Series 14, 3.750%, 02/12/14	EUR	65,000		91,572
Lloyds TSB Bank PLC, 6.500%, 09/14/20 (a)	USD	100,000		92,003
Morgan Stanley & Co., Series EMTN, 5.375%, 11/14/13	GBP	40,000		64,990
Muenchener Hypothekenbank eG, 5.000%, 01/16/12 (a)	EUR	170,000		235,896
Network Rail Infrastructure Finance PLC, Series EMTN, 3.500%, 06/17/13	USD	300,000		317,639
ProLogis, 6.625%, 05/15/18	USD	60,000		63,708
SLM Corp., 5.000%, 10/01/13	USD	150,000		150,388
Wells Fargo & Co., 4.625%, 11/02/35	GBP	50,000		65,688
White Mountains Insurance Group, Ltd., 6.375%, 03/20/17 (a)	USD	140,000		135,957
Total Financials				2,513,127
Industrials - 19.1%
Ahold Finance USA, Inc., Series EMTN, 6.500%, 03/14/17	GBP	100,000		173,439
Anadarko Petroleum Corp., 6.375%, 09/15/17	USD	45,000		49,019
ArcelorMittal, 5.250%, 08/05/20	USD	100,000		98,862
Asciano Finance, Ltd., 4.625%, 09/23/20 (a)	USD	125,000		115,925
Avnet, Inc., 5.875%, 06/15/20	USD	60,000		60,235
Axtel S.A.B. de C.V., 7.625%, 02/01/17 (a)	USD	55,000		50,875
Bell Aliant Regional Communications, 5.410%, 09/26/16	CAD	160,000		170,894
Bell Canada,
6.100%, 03/16/35 (a)	CAD	45,000		45,936
6.550%, 05/01/29 (a)	CAD	10,000		10,688
7.300%, 02/23/32 (a)	CAD	130,000		148,698
British American Tobacco Holdings, The Netherlands, B.V., 4.000%, 07/07/20	EUR	50,000		65,686
British Telecommunications PLC, 5.750%, 12/07/28	GBP	100,000		148,425
Chesapeake Energy Corp., 6.875%, 11/15/20	USD	55,000	[2]	55,688
Citizens Communications Co., 6.625%, 03/15/15	USD	115,000		120,175
Corus Entertainment, Inc., 7.250%, 02/10/17 (a)	CAD	130,000		137,609
CSC Holdings LLC, 8.500%, 04/15/14	USD	100,000		109,875
Delta Air Lines, Inc.,
6.821%, 08/10/22	USD	150,323		159,342
8.021%, 08/10/22	USD	97,705		99,659

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Industrials - 19.1% (continued)
Desarrolladora Homex, S.A. de C.V., 7.500%, 09/28/15	USD	190,000	[2]	$196,175
DP World, Ltd., 6.850%, 07/02/37 (a)	USD	250,000		229,886
EchoStar DBS Corp., 6.625%, 10/01/14	USD	65,000		67,438
Edcon Proprietary Ltd., 4.276%, 06/15/14 (03/15/11) (a)[5]	EUR	150,000		168,375
Embarq Corp., 7.995%, 06/01/36	USD	110,000		120,107
ERAC USA Finance Co.,
6.375%, 10/15/17 (a)	USD	75,000		83,260
6.700%, 06/01/34 (a)	USD	120,000		124,352
7.000%, 10/15/37 (a)	USD	20,000		21,536
Finmeccanica SpA, 4.875%, 03/24/25	EUR	100,000		125,589
HCA, Inc.,
6.375%, 01/15/15	USD	35,000		34,388
6.625%, 02/15/16	USD	80,000		78,200
7.580%, 09/15/25	USD	10,000		9,175
7.690%, 06/15/25	USD	15,000		14,400
Hologic, Inc., 2.000%, 12/15/37 (b)[9]	USD	70,000		65,538
Motorola Inc.,
6.500%, 09/01/25	USD	105,000		107,983
6.625%, 11/15/37	USD	120,000		118,858
Nabors Industries, Inc., 6.150%, 02/15/18	USD	75,000		80,052
New Albertsons, Inc., 7.250%, 05/01/13	USD	40,000	[2]	40,100
Nextel Communications, Inc.,
6.875%, 10/31/13	USD	69,000		69,172
7.375%, 08/01/15	USD	65,000		65,081
Noble Group, Ltd., 8.500%, 05/30/13 (a)	USD	100,000		111,740
Odebrecht Drill VIII/IX, Ltd., 6.350%, 06/30/21 (a)	USD	100,000	[2]	104,000
Owens & Minor, Inc., 6.350%, 04/15/16[7]	USD	105,000		106,899
Owens-Brockway Glass Container, Inc., 6.750%, 12/01/14	EUR	50,000		67,985
Qwest Corp., 7.250%, 10/15/35	USD	158,000		154,840
Rowan Companies, Inc., 5.000%, 09/01/17	USD	95,000		95,827
SUPERVALU, Inc., 7.500%, 11/15/14	USD	40,000		38,600
Telecom Italia Capital S.A.,
6.375%, 11/15/33	USD	45,000		38,623
7.200%, 07/18/36	USD	20,000		18,781
Transport De Gas Del Sur, 7.875%, 05/14/17 (a)	USD	270,000		272,025
Voto-Votorantim, Ltd., 6.750%, 04/05/21 (a)	USD	100,000		104,500
Western Union Co., The, 6.200%, 06/21/40	USD	100,000		98,929
Windstream Corp., 8.125%, 09/01/18	USD	50,000		52,500
Total Industrials				4,905,944
Utilities - 1.2%
Abu Dhabi National Energy Co., 4.750%, 09/15/14	USD	100,000		103,625
Axtel S.A.B. de C.V. 9.000%, 09/22/19 (a)	USD	45,000		42,750
Dubai Electricity & Water Authority, 6.375%, 10/21/16 (a)	USD	100,000		96,738

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Utilities - 1.2% (continued)
IPALCO Enterprises, Inc., 7.250%, 04/01/16 (a)	USD	30,000		$32,025
NRG Energy, Inc., 8.250%, 09/01/20 (a)	USD	45,000		46,125
Total Utilities				321,263
Total Corporate Bonds (cost $7,305,860)				7,740,334
Foreign Government Obligations- 59.8%
Australian Government Index Linked, Series 2009 25CI, 3.000%, 09/20/25	AUD	180,000		196,404
Banco Nacional de Desenvolvimento Economico e Social, 6.500%, 06/10/19 (a)	USD	100,000		109,750
British Columbia, Series BCUSG-4, 2.850%, 06/15/15	USD	175,000		180,157
Bundesrepublik Deutschland,
3.000%, 07/04/20	EUR	575,000		772,250
3.250%, 01/04/20	EUR	125,000		171,619
3.750%, 07/04/13	EUR	320,000		456,380
4.000%, 01/04/37	EUR	100,000		144,536
Series 1, 1.250%, 09/16/11	EUR	60,000		80,539
Canadian Government, 3.000%, 12/01/15	CAD	555,000		573,141
Denmark Government,
4.000%, 11/15/15	DKK	2,500,000		487,406
Series EMTN, 1.750%, 10/05/15	EUR	55,000		72,006
Series EMTN, 2.250%, 05/14/12	USD	250,000		255,666
Eksportfinans ASA, Series GMTN, 1.875%, 04/02/13	USD	170,000		171,982
European Bank for Reconstruction & Development, 9.250%, 09/10/12	BRL	180,000		108,783
European Investment Bank,
2.375%, 07/10/20	CHF	165,000		182,567
4.920%, 04/24/13 (a)[4]	IDR	4,605,000,000		456,728
Export-Import Bank of Korea, The, 4.000%, 11/26/15 (a)	PHP	5,000,000		113,068
Finland Government Bond, 3.875%, 09/15/17	EUR	245,000		352,985
Inter-American Development Bank,
7.378%, 08/20/15[4]	IDR	750,000,000		59,492
Series EMTN, 4.750%, 01/10/14	INR	4,200,000		93,975
Italian Treasury Bond, 4.000%, 09/01/20	EUR	380,000		480,884
Japan Bank for International Cooperation, 2.125%, 11/05/12 (a)	USD	500,000		509,246
Japan Finance Corporation for Municipal Enterprises,
1.550%, 02/21/12	JPY	49,000,000		612,825
1.900%, 06/22/18	JPY	40,000,000		531,108
Japan Government,
Series 84, 0.700%, 06/20/14	JPY	76,500,000		955,987
Series 299, 1.300%, 03/20/19	JPY	81,000,000		1,031,994
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	3,900,000		338,084
Netherlands Government Bond, 4.500%, 07/15/17	EUR	614,000		913,580
New South Wales Treasury Corp., Series 2007 CIB1, 2.750%, 11/20/25	AUD	70,000		72,462
New Zealand Government Bond, Series 413, 6.500%, 04/15/13	NZD	350,000		287,375
Norway Government Bond, 4.500%, 05/22/19	NOK	3,070,000		561,511
Ontario, Province of, 2.950%, 02/05/15	USD	245,000	[2]	252,902
Peruvian Government, 7.840%, 08/12/20 (a)	PEN	300,000		121,935

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Foreign Government Obligations - 59.8% (continued)
Province of Quebec, Series EMTN, 3.375%, 06/20/16	EUR	150,000		$206,264
Province of Saskatchewan, 7.375%, 07/15/13	USD	225,000		258,607
Qatar Government International Bond, 4.000%, 01/20/15 (a)	USD	200,000		207,000
Republic of Argentina, Series NY, 8.280%, 12/31/33	USD	141,331		131,084
Republic of Brazil, 10.250%, 01/10/28	BRL	250,000		156,401
Republic of Poland, Series EMTN, 3.000%, 09/23/14	CHF	65,000		71,257
Singapore Government,
1.625%, 04/01/13	SGD	325,000		258,898
2.250%, 07/01/13	SGD	685,000		557,926
Sweden Government Bond, Series 1046, 5.500%, 10/08/12	SEK	3,520,000	[2]	556,169
U.K. Gilt,
4.000%, 03/07/22	GBP	145,000		232,420
4.750%, 03/04/20	GBP	415,000		715,412
5.000%, 03/07/25	GBP	40,000		69,996
5.250%, 06/07/12	GBP	75,000		124,311
Uruguay Government International Bond,
3.700%, 06/26/37	UYU	800,000		51,152
5.000%, 09/14/18	UYU	1,000,000		77,480
Total Foreign Government Obligations (cost $14,876,901)				15,383,704
U.S. Government Obligations- 2.8%
USTB, 3.875%, 05/15/40	USD	50,000		46,055
USTN, 2.375%, 02/28/15 [10]	USD	310,000		319,495
USTN, 2.625%, 11/15/20	USD	365,000	[2]	344,298
Total U.S. Government Obligations (cost $712,476)				709,848
Asset-Backed Securities - 3.6%
Avis Budget Rental Car Funding LLC II, Series 2009 2A, Class A, 5.680%, 02/20/14 (a)	USD	100,000		107,131
COMET, Series 2004-B7, Class B7, 1.483%, 08/17/17 (01/20/11)[5]	EUR	100,000		123,972
Hertz Vehicle Financing LLC, Series 2009 2A, Class A1, 4.260%, 03/25/16 (a)	USD	100,000		104,638
Hyundai Capital Auto Funding, Ltd., Series 2010 8A, Class A, 1.261%, 09/20/16 (01/19/11) (a)[5]	USD	200,000		197,419
MBNA Credit Card Master Note Trust, Series 2005 B3, Class B3, 1.146%, 03/19/18 (01/20/11)[5]	EUR	100,000		123,334
Sierra Receivables Funding Company, Series 2009-3A, Class A1, 7.620%, 07/20/26 (a)	USD	76,382		78,637
Trinity Rail Leasing, L.P., Series 2010 1A, Class A, 5.194%, 10/16/40 (a)	USD	99,439		99,429
World Financial Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 06/15/15	USD	95,000		97,449
Total Asset-Backed Securities (cost $899,617)				932,009
Mortgage-Backed Securities - 0.5%
Extended Stay America Trust, Series 2010 ESHA, Class D, 5.498%, 11/05/27 (a) (cost $135,000)	USD	135,000		132,910
	Shares
Short-Term Investments - 8.0%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,8]		38,044		30,322
BNY Mellon Overnight Government Fund, 0.23%[3]		1,600,000		1,600,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.14%		424,177		424,177
Total Short-Term Investments (cost $2,062,221)				2,054,499
Total Investments (cost $25,992,075)				26,953,304
Other Assets, less Liabilities - (4.8)%				(1,231,042)
Net Assets - 100.0%				$25,722,262

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2010, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
International Equity	$103,487,259	$14,010,718	($5,233,243)	$8,777,475
Emerging Markets Equity	64,319,151	13,118,397	(1,398,004)	11,720,393
Global Bond	26,002,304	1,195,909	(244,909)	951,000

*	Non-income-producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2010, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
International Equity	$506,758	0.5%
Emerging Markets Equity	566,036	0.8
Global Bond	4,687,126	18.2

(b)	Step Bond. A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[1]

Yield shown for each investment company represents the December 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2010, amounting to:

Fund	Market Value	% of Net Assets
International Equity	$2,507,437	2.3%
Emerging Markets Equity	1,692,455	2.3
Global Bond	1,577,396	6.1

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.
[4]	Represents yield to maturity at December 31, 2010.
[5]	Floating Rate Security. The rate listed is as of December 31, 2010. Date in parentheses represents the security’s next coupon rate reset.
[6]	Variable Rate Security. The rate listed is as of December 31, 2010, and is periodically reset subject to terms and conditions set forth in the debenture.
[7]

Security is illiquid: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities. All securities are valued on the basis of valuations provided by dealers or independent pricing services. Illiquid securities at December 31, 2010, for Global Bond Fund amounted to $106,899, or 0.4% of net assets.

[8]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 4 in the Notes to the Financial Statements.)

[9]

Convertible Bond: A corporate bond, usually a junior debenture, that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. Convertible bonds at December 31, 2010, amounted to $65,538, or 0.3% of net assets.

[10]	A portion of this security is held as collateral for futures contracts, amounting to a market value of $51,532, or 0.2% of net assets.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2010: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total

International Equity

Investments in Securities
Common Stocks
Materials	$5,233,113	$7,992,046	—	$13,225,159
Energy	4,084,744	7,450,320	—	11,535,064
Financials	2,092,451	24,318,086	—	26,410,537
Health Care	1,657,627	6,294,759	—	7,952,386
Information Technology	1,332,123	4,428,016	—	5,760,139
Consumer Discretionary	1,257,113	12,823,084	—	14,080,197
Industrials	—	11,093,686	—	11,093,686
Consumer Staples	—	7,877,445	—	7,877,445
Telecommunication Services	—	4,948,090	—	4,948,090
Utilities	—	3,217,117	—	3,217,117
Other Equities	984,912	506,758	—	1,491,670
Short-Term Investments	4,590,070	83,174	—	4,673,244

Total Investments in Securities	$21,232,153	$91,032,581	—	$112,264,734

Derivatives††
Equity Contracts	($7,284)	—	—	($7,284)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Emerging Markets Equity

Investments in Securities
Common Stocks
Materials	$5,284,260	$7,240,417	—	$12,524,677
Energy	4,632,157	6,952,137	—	11,584,294
Financials	4,033,646	14,053,977	—	18,087,623
Consumer Discretionary	2,962,437	4,433,835	—	7,396,272
Telecommunication Services	1,492,904	1,980,869	—	3,473,773
Industrials	1,171,818	4,206,760	—	5,378,578
Consumer Staples	884,987	1,527,668	—	2,412,655
Information Technology	882,582	8,543,525	—	9,426,107
Utilities	543,234	507,855	—	1,051,089
Health Care	—	97,140	—	97,140
Other Equities	—	706,306	—	706,306
Short-Term Investments	3,992,376	88,264	—	4,080,640

Total Investments in Securities	$25,880,401	$50,338,753	—	$76,219,154

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Global Bond
Investments in Securities
Corporate Bonds†	—	$7,740,334	—	$7,740,334
Foreign Government Obligations	—	15,383,704	—	15,383,704
U.S. Government Obligations	—	709,848	—	709,848
Asset-Backed Securities	—	932,009	—	932,009
Mortgage-Backed Securities	—	132,910	—	132,910
Short-Term Investments	$2,024,177	30,322	—	2,054,499

Total Investments	$2,024,177	$24,929,127	—	$26,953,304

Derivatives††
Equity Contracts	$20,703	—	—	$20,703
Foreign Exchange Contracts	—	$11,549	—	11,549

Total Derivatives	$20,703	$11,549	—	$32,252

†	All corporate bonds held in the Funds are Level 2 securities. For a detailed break-out of the corporate bonds by major industry classification, please refer to the Schedule of Portfolio Investments.
††	Derivative instruments, such as futures, forwards and swap contracts, are not reflected in the Schedules of Portfolio Investments, and are valued at the unrealized appreciation/depreciation of the instrument.

As of December 31, 2010, the Funds’ had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The fair values of derivative instruments at December 31, 2010, for International Equity and Global Bond were as follows:

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
International Equity	Equity futures contracts*	Receivable for variation margin on futures	—	Payable for variation margin on futures	—

Global Bond	Interest rate futures contracts*	Receivable for variation margin on futures	—	Payable for variation margin on futures	($4,062)
	Foreign exchange contracts	Unrealized appreciation of foreign currency contracts	$33,739	Unrealized depreciation of foreign currency contracts	(22,190)

Totals			$33,739		($26,252)

*	Current day variation margin is zero. Prior variation margin is included in the cash value as reflected in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

As of December 31, 2010, the effect of derivative instruments on the Statement of Operations for International Equity and Global Bond and the amount of realized gain/ (loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments		Futures	Forward Currency Contracts	Total
International Equity	Equity futures contracts		$19,264	—	$19,264

	Foreign exchange contracts		—	$196,616	196,616

		Totals	$19,264	$196,616	$215,880

Global Bond	Interest rate futures contracts		$9,853	—	$9,853

	Foreign exchange contracts		—	$43,706	43,706

		Totals	$9,853	$43,706	$53,559

The change in unrealized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments		Futures	Forward Currency Contracts	Total
International Equity	Equity contracts		($30,453)	—	($30,453)

Global Bond	Interest rate futures contracts		$20,703	—	$20,703
	Foreign exchange contracts		—	$24,163	24,163

		Totals	$20,703	$24,163	$44,866

The open forward foreign currency exchange contracts (in U.S. Dollars) at December 31, 2010, were as follows: (See Note 7a in the Notes to Financial Statements.)

Forward Foreign Currency Exchange Contracts	Position	Settlement Date	Counterparty	Current Value (Receivable Amount)	Contract Value (Payable Amount)	Unrealized Gain/ (Loss)
Global Bond
Canadian Dollar	Short	03/07/11	CS	$256,461	$261,125	($4,664)
Danish Krone	Short	03/16/11	BRC	472,167	476,740	(4,573)
Pound Sterling	Short	03/17/11	UBS	268,630	264,886	3,744
Mexican Peso	Short	03/15/11	CS	144,578	144,937	(359)
New Zealand Dollar	Short	02/28/11	CS	268,933	279,195	(10,262)
Malaysian Ringgit	Long	03/21/11	JPM	274,244	269,670	4,574
Polish Zloty	Long	03/02/11	MSC	272,561	260,099	12,462
South Korean Won	Long	03/14/11	UBS	754,901	756,876	(1,975)
South Korean Won	Long	03/14/11	CS	149,225	149,582	(357)
Swiss Franc	Long	03/17/11	UBS	281,589	268,630	12,959

			Totals	$3,143,289	$3,131,740	$11,549

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

All futures contracts are exchange traded unless otherwise noted. The open futures contracts as of December 31, 2010, were as follows: (See Note 7b in the Notes to Financial Statements.)

Type	Currency	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
International Equity
DJ Euro Stoxx 50	Euro	10	Long	03/18/11	($7,284)

Global Bond
US 10-Year Note	USD	4	Short	03/22/11	$12,847
US Long Bond	USD	2	Short	03/22/11	7,856

				Total	$20,703

Investments Definitions and Abbreviations:

ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

EMTN:	European Medium Term Note	Reg S:	Regulation S is a series of rules that clarifies the position of the Securities and Exchange Commission (“SEC”) that securities offered and sold outside of the United States do not need to be registered with the SEC.
ESHA:	Extended Stay Hotels America
GMAC:	General Motors Acceptance Corp.
GMTN:	Global Multi-Currency	RSP:	Risparmio shares which are saving shares traded on the Italian Stock Exchange
NVDR:	Non-Voting Depository Receipt
		USTB:	United States Treasury Bond
		USTN:	United States Treasury Note

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies other than the U.S. Dollar (USD):

AUD:	Australian Dollar	JPY:	Japanese Yen
BRL:	Brazilian Real	NOK:	Norwegian Krone
CAD:	Canadian Dollar	NZD:	New Zealand Dollar
CHF:	Swiss Franc	MXN:	Mexican Peso
DKK:	Danish Krone	PEN:	Peruvian Nuevo Sol
EUR:	euro	PHP:	Philippine Peso
GBP:	British Pound	SEK:	Swedish Krona
IDR:	Indonesian Rupiah	SGD:	Singapore Dollar
INR:	Indian Rupee	UYU:	Uruguayan Peso

Counterparty Abbreviations:

BRC:	Barclays Bank
CS:	Credit Suisse
JPM:	JPMorgan Chase
MSC:	Morgan Stanley
UBS:	UBS Securities

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

December 31, 2010

	Managers International Equity Fund	Managers Emerging Markets Equity Fund	Managers Global Bond Fund
Assets:
Investments at value (including securities on loan valued at $2,507,437, $1,692,455 and $1,577,396, respectively)*	$112,264,734	$76,219,154	$26,953,304
Cash collateral for futures	30,734	—	—
Foreign currency**[1]	338,689	308,344	449,841
Receivable for investments sold	38,983	—	—
Receivable for Fund shares sold	155,140	241,137	57,802
Receivable from affiliate	19,590	13,609	5,609
Unrealized appreciation on foreign currency contracts	—	—	33,739
Dividends, interest and other receivables	247,705	47,264	313,258
Prepaid expenses	9,290	9,031	8,976
Total assets	113,104,865	76,838,539	27,822,529
Liabilities:
Payable for Fund shares repurchased	705,096	263,954	143,085
Payable upon return of securities loaned	2,609,356	1,769,742	1,638,044
Payable for investments purchased	176,745	62,524	221,840
Unrealized depreciation on foreign currency contracts	—	—	22,190
Payable for variation margin on futures	—	—	4,062
Accrued expenses:
Investment management and advisory fees	83,504	72,109	15,464
Administrative fees	23,196	15,676	4,418
Other	156,733	179,988	51,164
Total liabilities	3,754,630	2,363,993	2,100,267
Net Assets	$109,350,235	$74,474,546	$25,722,262
Shares outstanding	2,063,671	4,839,348	1,330,900
Net asset value, offering and redemption price per share	$52.99	$15.39	$19.33
Net Assets Represent:
Paid-in capital	$168,017,324	$76,917,366	$28,639,892
Undistributed net investment income	406,387	257,938	247,573
Accumulated net realized loss from investments, futures and foreign currency transactions	(69,585,070)	(16,270,363)	(4,167,297)
Net unrealized appreciation of investments, futures and foreign currency translations	10,511,594	13,569,605	1,002,094
Net Assets	$109,350,235	$74,474,546	$25,722,262
* Investments at cost	$101,772,602	$62,654,840	$25,992,075
** Foreign currency at cost	$327,340	$303,195	$443,549

[1]	A portion of foreign currency is held as collateral for futures contracts in International Equity Fund, amounting to a market value of $26,527, or 0.02% of net assets.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the year ended December 31, 2010

	Managers International Equity Fund	Managers Emerging Markets Equity Fund	Managers Global Bond Fund
Investment Income:
Dividend income	$2,730,444	$2,009,273	$496
Interest income	121	—	931,996
Foreign withholding tax	(226,164)	(214,895)	—
Securities lending fees	90,989	5,213	894
Total investment income	2,595,390	1,799,591	933,386
Expenses:
Investment management and advisory fees	1,006,150	1,009,335	177,837
Administrative fees	279,486	219,421	50,810
Transfer agent	350,009	134,073	33,656
Custodian	149,960	298,626	29,791
Professional fees	67,157	82,064	36,238
Registration fees	22,901	30,747	22,331
Reports to shareholders	13,751	31,100	9,553
Trustees fees and expenses	7,316	6,509	1,710
Miscellaneous	8,277	7,125	2,466
Total expenses before offsets	1,905,007	1,819,000	364,392
Expense reimbursements	(299,805)	(277,054)	(84,847)
Expense reductions	(585)	(185)	(37)
Net expenses	1,604,617	1,541,761	279,508
Net investment income	990,773	257,830	653,878
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	7,241,972	13,564,345	(807,156)
Net realized gain on futures contracts	19,264	—	9,853
Net realized gain (loss) on foreign currency transactions	72,938	(241,938)	16,186
Net change in unrealized appreciation (depreciation) of investments	(4,282,595)	(2,627,787)	1,819,712
Net change in unrealized appreciation (depreciation) of futures contracts	(30,453)	—	20,703
Net change in unrealized appreciation (depreciation) on foreign currency translations	16,784	(1,483)	32,802
Net realized and unrealized gain	3,037,910	10,693,137	1,092,100
Net increase in net assets resulting from operations	$4,028,683	$10,950,967	$1,745,978

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	Managers International Equity Fund
	2010	2009
Increase (Decrease) in Net Assets From Operations:
Net investment income	$990,773	$1,655,879
Net realized gain (loss) on investments, futures and foreign currency transactions	7,334,174	(19,530,869)
Net change in unrealized appreciation (depreciation) of investments, futures and foreign currency contracts and translations	(4,296,264)	51,044,233
Net increase in net assets resulting from operations	4,028,683	33,169,243
Distributions to Shareholders:
From net investment income	(1,000,087)	(850,021)
From Capital Share Transactions:
Proceeds from sale of shares[1]	12,602,849	19,062,082
Reinvestment of dividends and distributions	959,416	770,986
Cost of shares repurchased	(34,035,935)	(53,341,397)
Net decrease from capital share transactions	(20,473,670)	(33,508,329)
Total decrease in net assets	(17,445,074)	(1,189,107)
Net Assets:
Beginning of year	126,795,309	127,984,416
End of year	$109,350,235	$126,795,309
End of year undistributed net investment income	$406,387	$176,768

Share Transactions:
Sale of shares	250,788	478,162
Reinvested shares	18,274	14,997
Shares repurchased	(678,900)	(1,285,542)
Net decrease in shares	(409,838)	(792,383)

[1]	For the years ended December 31, 2010 and 2009, the proceeds from the sale of shares for International Equity includes the receipt of market timing settlements of $125,379 and $94,219, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	Managers Emerging Markets Equity Fund		Managers Global Bond Fund
	2010	2009	2010	2009
Increase (Decrease) in Net Assets From Operations:
Net investment income	$257,830	$236,072	$653,878	$1,906,014
Net realized gain (loss) on investments, futures and foreign currency transactions	13,322,407	(16,716,106)	(781,117)	(1,086,939)
Net change in unrealized appreciation (depreciation) of investments, futures and foreign currency translations	(2,629,270)	58,441,013	1,873,217	8,300,016
Net increase in net assets resulting from operations	10,950,967	41,960,979	1,745,978	9,119,091
Distributions to Shareholders:
From net investment income	(114,817)	(209,563)	(1,100,009)	(2,806,638)
From Capital Share Transactions:
Proceeds from sale of shares	18,247,454	35,544,198	10,516,298	9,245,127
Reinvestment of dividends and distributions	96,956	188,220	1,002,689	2,757,790
Cost of shares repurchased	(50,993,858)	(41,551,261)	(12,588,977)	(39,903,634)
Net decrease from capital share transactions	(32,649,448)	(5,818,843)	(1,069,990)	(27,900,717)
Total increase (decrease) in net assets	(21,813,298)	35,932,573	(424,021)	(21,588,264)
Net Assets:
Beginning of year	96,287,844	60,355,271	26,146,283	47,734,547
End of year	$74,474,546	$96,287,844	$25,722,262	$26,146,283
End of year undistributed net investment income (loss)	$257,938	($12,834)	$247,573	$410,909

Share Transactions:
Sale of shares	1,351,886	3,577,894	539,170	471,568
Reinvested shares	6,421	13,983	52,579	146,344
Shares repurchased	(3,630,681)	(3,943,771)	(649,900)	(2,048,613)
Net decrease in shares	(2,272,374)	(351,894)	(58,151)	(1,430,701)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers International Equity Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$51.26	$39.19	$77.13	$67.42	$53.76
Income from Investment Operations:
Net investment income	0.44 [3]	0.58 [3]	0.76 [3]	0.47	0.69
Net realized and unrealized gain (loss) on investments	1.77 [3]	11.84 [3]	(38.52)[3]	9.60	14.15
Total from investment operations	2.21	12.42	(37.76)	10.07	14.84
Less Distributions to Shareholders from:
Net investment income	(0.48)	(0.35)	(0.18)	(0.36)	(1.18)
Net Asset Value, End of Year	$52.99	$51.26	$39.19	$77.13	$67.42
Total Return[1]	4.33%[4]	31.68%	(48.92)%	14.94%[4]	27.63%
Ratio of net expenses to average net assets	1.44%	1.48%	1.48%	1.48%	1.45%
Ratio of net investment income to average net assets[1]	0.89%	1.34%	1.24%	0.60%	0.70%
Portfolio turnover	58%	128%	142%	98%	70%
Net assets at end of year (000’s omitted)	$109,350	$126,795	$127,984	$302,025	$230,916

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.70%	1.73%	1.64%	1.61%	1.47%
Ratio of net investment income to average net assets	0.63%	1.09%	1.08%	0.46%	0.68%

	For the year ended December 31,
Managers Emerging Markets Equity Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$13.54	$8.09	$26.80	$24.44	$20.10
Income from Investment Operations:
Net investment income	0.04 [3]	0.03 [3]	0.15 [3]	0.04 [3]	0.22
Net realized and unrealized gain (loss) on investments	1.83 [3]	5.45 [3]	(15.02)[3]	7.20 [3]	6.66
Total from investment operations	1.87	5.48	(14.87)	7.24	6.88
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.03)	(0.19)	—	(0.22)
Net realized gain on investments	—	—	(3.65)	(4.88)	(2.32)
Total distributions to shareholders	(0.02)	(0.03)	(3.84)	(4.88)	(2.54)
Net Asset Value, End of Year	$15.39	$13.54	$8.09	$26.80	$24.44
Total Return[1]	13.84%	67.94%	(54.87)%[4]	29.50%[4]	34.50%
Ratio of net expenses to average net assets	1.76%	1.77%[5]	1.77%[5]	1.78%	1.76%
Ratio of net investment income to average net assets[1]	0.29%	0.32%[5]	0.76%[5]	0.13%	0.89%
Portfolio turnover	69%	103%	49%	62%	41%
Net assets at end of year (000’s omitted)	$74,475	$96,288	$60,355	$198,235	$152,983

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.07%	2.13%	2.03%	1.93%	1.76%
Ratio of net investment income (loss) to average net assets	(0.02)%	(0.04)%	0.50%	(0.02)%	0.89%

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Global Bond Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$18.82	$16.93	$21.31	$21.17	$20.19
Income from Investment Operations:
Net investment income	0.50 [3]	0.89 [3]	0.76 [3]	0.70 [3]	0.45
Net realized and unrealized gain (loss) on investments	0.87 [3]	3.22 [3]	(2.93)[3]	0.88 [3]	1.05
Total from investment operations	1.37	4.11	(2.17)	1.58	1.50
Less Distributions to Shareholders from:
Net investment income	(0.86)	(2.22)	(2.18)	(1.43)	(0.49)
Net realized gain on investments	—	—	(0.03)	(0.01)	(0.03)
Total distributions to shareholders	(0.86)	(2.22)	(2.21)	(1.44)	(0.52)
Net Asset Value, End of Year	$19.33	$18.82	$16.93	$21.31	$21.17
Total Return[1]	7.27%	24.27%[4]	(10.07)%[4]	7.52%[4]	7.36%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.19%	1.19%
Ratio of net investment income to average net assets[1]	2.57%	4.82%	3.62%	3.25%	2.86%
Portfolio turnover	131%	102%	56%	152%	56%
Net assets at end of year (000’s omitted)	$25,722	$26,146	$47,735	$92,124	$53,670

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.43%	1.32%	1.25%	1.25%	1.27%
Ratio of net investment income to average net assets	2.24%	4.60%	3.47%	3.18%	2.78%

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on this page and the preceding page.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) to the Notes to Financial Statements.)
[2]

Excludes the impact of expense (reimbursement)/recoupment and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Excludes interest expense for the years ended December 31, 2009 and 2008, of 0.02% and 0.03%, respectively, for Emerging Markets Equity. (See Note 1(c) of Notes to Financial Statements.)

Notes to Financial Statements

December 31, 2010

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: Managers International Equity Fund (“International Equity”), Managers Emerging Markets Equity Fund (“Emerging Markets Equity”), and Managers Global Bond Fund (“Global Bond”), collectively the “Funds.”

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy

Notes to Financial Statements (continued)

for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts) Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs) The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the year ended December 31, 2010, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: International Equity – $421 or 0.0% and Emerging Markets Equity - $55 or 0.0%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2010, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the year ended December 31, 2010, overdraft fees were as follows: International Equity – $0, Emerging Markets Equity – $91 and Global Bond Fund – $0.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2010, the transfer agent expense was reduced as follows: International Equity - $164; Emerging Markets Equity – $130 and Global Bond – $37.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits but include non-reimbursable expenses, if any, such as interest and taxes.

Notes to Financial Statements (continued)

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, will be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the years ended December 31, 2010 and 2009 were as follows:

	International Equity		Emerging Markets Equity		Global Bond
	2010	2009	2010	2009	2010	2009
Distributions paid from:
Ordinary income	$1,000,087	$850,021	$114,817	$209,563	$1,100,009	$2,806,038
Short-term capital gains	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—

	1,000,087	$850,021	$114,817	$209,563	$1,100,009	$2,806,038

As a % of distributions paid: (unaudited)
Qualified ordinary income	100.00%	100.00%	100.00%	100.00%	—	—
Ordinary income - dividends received deduction	—	—	—	—	—	—

As of December 31, 2010, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	International Equity	Emerging Markets Equity	Global Bond
Capital loss carryforward	$67,870,413	$14,606,052	$4,136,365
Undistributed ordinary income	682,086	437,548	259,121
Undistributed short-term capital gains	—	—	—
Undistributed long-term capital gains	—	—	—
Post-October loss deferral	—	—	—

Notes to Financial Statements (continued)

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of their taxable income and gains to their shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2007-2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Loss Carryovers

As of December 31, 2010 the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires December 31,
International Equity	$16,170,119	2011
	19,998,844	2016
	26,006,476	2017
	5,694,974	2018

Total	$67,870,413

Emerging Markets	$14,606,052	2017

Global Bond *	$906,645	2016
	2,196,208	2017
	1,033,512	2018

Total	$4,136,365

*	The Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on results of share ownership activity.

For the year ended December 31, 2010, International Equity, Emerging Markets Equity and Global Bond utilized $0, $12,180,338 and $0, respectively, of capital loss carryovers.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2010, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: International Equity – one owns 15%; Emerging Markets Equity – two collectively own 30% and Global Bond – two collectively own 23%. Transactions by these shareholders may have a material impact on the Funds.

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Investment Manager selects subadvisors for the Funds (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a Subadvisory Agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2010, the annual investment management fee rates, as a percentage of average daily net assets, were as follows: International Equity – 0.90%; Emerging Markets Equity – 1.15%; and Global Bond – 0.70%.

41

Notes to Financial Statements (continued)

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. Under the terms of the Administration Agreement, each of the Funds, except Global Bond, pay a fee to the Administrator at the rate of 0.25% per annum of the Funds’ average daily net assets. Global Bond pays a fee to the Administrator at the rate of 0.20% per annum of the Fund’s average daily net assets.

At a meeting held on June 10-11, 2010, the Trust’s Board of Trustees approved a new contractual expense limitation with respect to International Equity and Emerging Markets Equity. Effective July 1, 2010, Managers has contractually agreed, until at least May 1, 2012, to limit total annual operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) of International Equity and Emerging Markets Equity to 1.39% and 1.74%, respectively, of each Fund’s average daily net assets. Immediately prior to July 1, 2010, the Funds had contractual expense limitations of 1.48% and 1.77%, respectively.

The Investment Manager for Global Bond has contractually agreed, through at least April 1, 2011, subject to later reimbursement by the Fund in certain circumstances, that the total annual operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) will be limited to 1.10% of the Fund’s average daily net assets.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the year ended December 31, 2010, each Fund’s components of reimbursement are detailed in the following chart:

	International Equity	Emerging Markets Equity
Reimbursement Available - 12/31/09	$652,606	$653,953

Additional Reimbursements	299,805	277,054

Repayments	—	—

Expired Reimbursements	—	(66,902)

Reimbursement Available - 12/31/10	$952,411	$864,105

Global Bond
Reimbursement Available - 12/31/09	$91,406

Additional Reimbursements	84,847

Repayments	—

Expired Reimbursements	—

Reimbursement Available - 12/31/10	$176,253

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustee fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2010, the following Funds either borrowed from or lent to other Funds in the Fund Family: International Equity lent varying amounts up to $506,524 for 7 days earning interest of $51; Emerging Markets Equity borrowed varying amounts up to $2,470,476 for 11 days paying interest of $360. The interest amounts are included in the Statement of Operations in interest income or as miscellaneous expense.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2010, were as follows:

	Long-Term Securities		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
International Equity	$62,583,242	$79,938,498	N/A	N/A

Emerging Markets Equity	58,846,013	93,271,232	N/A	N/A

Global Bond	22,100,153	20,358,839	$9,732,966	$12,487,412

42

Notes to Financial Statements (continued)

4.	Portfolio Securities Loaned

For the year ended December 31, 2010, the Funds participated in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of each applicable Fund, entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in the ICRF, pursuant to which (i) BNYMC will support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. and held by ICRF, and (ii) if certain conditions are met, BNYMC will purchase the defaulted securities from each Fund in September 2011. Each applicable Fund is fair valuing its position in the ICRF daily based on the agreement. Each Fund’s position in the separate sleeve of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Appreciation on the Statement of Assets and Liabilities and the Statement of Operations.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7.	Derivative Instruments

The following disclosures contain information on how and why the Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Portfolio Investments. The derivative instruments outstanding as of year end as disclosed in the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

a.	Forward Foreign Currency Contracts

During the year ended December 31, 2010, International Equity and Global Bond entered into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

43

Notes to Financial Statements (continued)

b.	Futures Contracts

International Equity and Global Bond entered into futures contracts, including futures contracts on global equity and fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices). The Funds purchased or sold futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

8.	Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

On February 15, 2011, International Equity Fund received a class action settlement from the Parmalat Securities Litigation Settlement in the amount of $214,556, or $0.12 per share.

Tax	Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2010 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the respective calendar year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its year ended December 31, 2010:

International	Equity

•	The total amount of taxes paid and income sourced from foreign countries was $219,941 and $1,175,849, respectively.

Emerging	Markets

•	The total amount of taxes paid and income sourced from foreign countries was $214,663 and $467,179, respectively.

Pursuant to section 852 of the Internal Revenue Code, International Equity, Emerging Markets Equity, and Global Bond hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2010, $0, $0, and $0, respectively, or, if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund (three of the series constituting The Managers Funds, hereafter referred to as the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2011

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 41 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present);Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 41 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (24 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 41 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, TRS Associates (1982-Present); Trustee of Aston Funds (24 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 41 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 41 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004 • Chief Legal Officer since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, Managers AMG Funds, Managers Trust I and Managers Trust II (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

John J. Ferencz, 3/09/62 • Chief Compliance Officer • Code of Ethics Reporting Officer • AML Compliance Officer • Sarbanes-Oxley Code of Ethics Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE FOCUSED GROWTH

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPOR T

Managers Funds

December 31, 2010

Managers Special Equity Fund

Managers

INVESTMENTGROUP

AR003-1210

AR003-1210

Managers Special Equity Fund

Annual Report — December 31, 2010

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	13

Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	14

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	15

Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	16

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	17

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

TRUSTEES AND OFFICERS	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like the Fund detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

The prior year has been characterized by two periods. The first portion of the year, the period ended mid-way through the third quarter, was dominated by macroeconomic news and risk caution by investors. The second portion of the year, the period since August, was characterized by a return to risk seeking by investors and, importantly, a return to fundamentals when it came to investing in stocks. The risk-seeking aspect of the market rally during the latter portion of the year was particularly beneficial to small-capitalization equities, as small-capitalization stocks outperformed their large-capitalization counterparts. Meanwhile, growth outperformed value as investors were willing to pay a premium for growth companies that have the ability to maintain their growth over a secular timeframe. As we enter into 2011, we are encouraged to see the market begin to focus less on macroeconomic news and instead, increasingly reward companies with strong balance sheets that are generating positive earnings surprises relative to market expectations. That certainly was not the case during the initial portion of the equity rally that started back in March 2010. However, since the small-capitalization Portfolio Managers that make up our Managers Special Equity Fund maintain a focus on finding high-quality companies that have the ability to sustain growth while surprising the market, we’re encouraged by this recent turn of events.

For the year ended December 31, 2010, the Managers Special Equity Fund (Managers Class) returned 33.11%, compared to 29.09% for the Russell 2000® Growth Index. Particularly encouraging was that three of our four managers contributed with positive outperformance during the year, with the fourth only modestly underperforming. Both positioning and solid stock selection contributed to the outperformance. On the positioning side, the Fund benefited from underweights to areas of the market that failed to keep up with the broader market rally, including underweights to the consumer staples, health care, and telecomm services sectors. As far as stock selection, the best gains were achieved in two areas, consumer discretionary and information technology, where our managers have their largest absolute weightings in the portfolio. Looking ahead, our managers continue to find opportunity in these more cyclically oriented areas of the market and are positioned to benefit from a recovery that continues to charge forward into 2011.

Periods Ended 12/31/10	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers Special Equity Fund
Managers Class	36.38%	33.11%	(0.54)%	1.70%	2.91%	11.23%	06/01/1984
Institutional Class	36.54%	33.41%	(0.32)%	1.93%	—	4.21%	05/03/2004
Russell 2000® Growth Index	32.14%	29.09%	2.18%	5.30%	3.78%

1

Letter to Shareholders (continued)

The following report covers the year ended December 31, 2010. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur

Senior Managing Partner

Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2010	Expense Ratio for the Period	Beginning Account Value 07/01/2010	Ending Account Value 12/31/2010	Expenses Paid During the Period*
Managers Special Equity Fund - Managers Class
Based on Actual Fund Return	1.46%	$1,000	$1,364	$8.70
Based on Hypothetical 5% Annual Return	1.46%	$1,000	$1,018	$7.43

Managers Special Equity Fund - Institutional Class
Based on Actual Fund Return	1.19%	$1,000	$1,365	$7.09
Based on Hypothetical 5% Annual Return	1.19%	$1,000	$1,019	$6.06

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Managers Special Equity Fund

Investment Manager’s Comments

The Managers Special Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies.

THE PORTFOLIO MANAGERS

The Fund employs multiple subadvisors who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps us tap the markets’ full potential by focusing different analytical insights on each prospective investment. Fund management strives to achieve its performance and diversification objectives while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Federated MDTA, LLC

Federated MDTA, LLC (“MDT”) utilizes a quantitative process to score stocks based on earnings estimate momentum, long-term growth rates, share buyback and issuance, cash earnings-to-price ratios, tangible book-to-price ratios, and earnings risk. A decision-tree approach provides an intuitive, non-linear way to score companies. Stocks are grouped into clusters determined by analyzing different combinations of factor scores and returns, with each cluster containing companies with a different pattern of fundamental characteristics. Optimization is then used to build a portfolio that maximizes the stock selection score, while adhering to diversification constraints and trading costs. A position is sold or trimmed if the quantitative model identifies a more attractive opportunity (net of trading costs) or if a holding exceeds the maximum company weight of 1.3%. The portfolio typically holds between 100 and 110 stocks, with no position exceeding 1.3% of the portfolio. Industry weights are limited to +/- 13.5% of the benchmark weight, while sector weights are limited to +/- 22.5% of the benchmark weight.

Lord, Abbett & Co., LLC

The team at Lord, Abbett & Co., LLC (“Lord Abbett”), led by Tom O’Halloran, focuses its stock selection effort on companies that have revenue growth of at least 15% and are experiencing year-to-year operating margin improvement and earnings growth driven by top-line growth, rather than being driven by one-time events or simple cost cutting measures. The focus is also on identifying companies with higher-quality balance sheets (often captured by finding companies with manageable debt-to-total-capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal, and to find companies that will be growing considerably faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate, and the strength of management. A position is sold or trimmed if there is a fundamental change in the business, a more attractive alternative is found, or if a holding reaches a 5% weight in the overall portfolio. The portion of the Fund managed by Lord Abbett typically holds between 100 and 150 stocks with no individual holding exceeding 5%. Lord Abbett has established a risk constraint that prevents any individual industry from being greater than 25% of the total weight of its portion of the Fund.

Ranger Investment Management, L.P.

The team at Ranger Investment Management, L.P. (“Ranger”), led by Conrad Doenges, starts with a universe of stocks with market capitalization between $100 million and $2 billion, from which they establish a list of approximately 250 to 300 companies on which they conduct detailed research. Each Ranger sector manager builds detailed earnings and cash-flow models for the companies they follow, and also qualitatively gauge, through a stock scoring model, their conviction level in each stock. Companies in the Fund’s portfolio managed by Ranger will typically have a high degree of recurring revenue, steady and/or accelerating sales and earnings growth, solid balance sheets, strong free-cash flows, conservative accounting practices, and a seasoned management team. The portfolio typically contains 35 and 60 stocks, with individual position sizes capped at 5%. Sector exposures are also limited to a maximum of 30%. A stock may be reduced or sold if material changes occur in the company’s earnings estimates, the company’s valuations exceed historical levels, a pre-determined price target is achieved, the stock reaches the maximum position size of 5%, capitalization limit of $5 billion, or it can be replaced with a better risk/reward opportunity.

Smith Asset Management Group, L.P.

Smith Asset Management Group, L.P.’s (“Smith Group”) investment process is based on a combination of a well-conceived quantitative screening process coupled with experienced, intelligent fundamental and qualitative analysis. The team is focused on predicting which attractively valued companies will report a succession of positive earnings surprises. The process begins by seeking companies with attractive risk profiles and valuations, as well as dramatically improving business fundamentals. To manage risk, Smith screens for companies with good corporate governance, strong financial quality, attractive valuation, and moderate portfolio beta. To identify high-earnings-growth companies, Smith screens for rising earnings expectations, improving earnings quality, a high percentage of positive earnings surprise, and high earnings growth rate. The Fund’s portfolio managed by Smith will typically hold 100 to 120 stocks, with no individual position greater than 3.0%. Sector weightings are limited to no more than two times the weighting in the Russell 2000® Index. Stocks are sold from the portfolio if a negative earnings surprise is predicted by either the process or management guidance, a negative earnings surprise is actually reported, the stock’s valuation level is too high, or a buyout announcement is made.

4

Managers Special Equity Fund

Investment Manager’s Comments (continued)

THE YEAR IN REVIEW

For the year ended December 31, 2010, the Managers Special Equity Fund Managers Class returned 33.11% and the Institutional Class returned 33.41%, both beating the 29.09% return of the Russell 2000 Growth® Index.

The prior year was characterized by two periods. The first portion of the year, defined as the period that ended mid-way through the third quarter, was dominated by macroeconomic news and risk caution by investors. The second portion of the year, defined as the period since August, was characterized by a return to risk seeking by investors and, importantly, a return to fundamentals when it came to investing in stocks. The risk-seeking aspect of the market rally during the latter portion of the year was particularly beneficial to small-capitalization equities as small-capitalization stocks outperformed their large-capitalization counterparts. Towards the end of the year, there was a significant rally in the U.S. equity market that put further distance between the current investor mindset and the lows of the Great Recession from little more than a year and a half ago. Several factors were behind the strong performance of equities over the last several months, including encouraging macroeconomic readings, the results of the November elections, and the extension of the Bush tax cuts. This resulted in a renewed appetite for equity risk and for U.S. small-caps, in particular. Within small-cap growth, all sectors posted positive double-digit returns for the year, with the exception of telecomm services. Performance was led by more cyclically geared sectors such as energy, materials, and information technology. Along with the aforementioned telecomm services, other sectors that struggled to keep the pace were more defensive in nature including consumer staples and health care.

The Fund delivered both solid absolute and relative returns for the year. The outperformance was driven by three of our four managers, with the fourth manager only modestly underperforming the benchmark for the year. Both positioning and solid stock selection contributed to the outperformance. On the positioning side, the Fund benefited from underweights to areas of the market that failed to keep up with the broader market rally, including underweights to the consumer staples, health care, and telecomm services sectors. As far as stock selection, the best gains were achieved in two areas, consumer discretionary and information technology, where our managers have their largest absolute weighting in the portfolio. The Fund outperformed the benchmark consistently throughout the course of the year, but performed particularly well during periods when fundamentals were being rewarded. In addition, the Fund tended to perform better during the year during periods when the market showed increased optimism for equities in general, which resulted in outperformance from the more cyclically oriented sectors that our managers favored throughout 2010 and continue to favor as we move into 2011.

LOOKING FORWARD

The team at Managers continues to spend considerable time evaluating the Fund and reaffirming our confidence in the subadvisors within the Fund. This past year was the first full calendar year with our existing group of subadvisors, all of whom maintain a growth bias. As we articulated a year ago, we believe that the changes we made to the Fund lineup in 2009 would produce an improved long-term performance track record and we were encouraged by the solid performance delivered by the Fund in 2010 as a result of these changes.

Heading into 2011, stocks within the consumer discretionary and information technology sectors continue to represent the largest exposures for the Fund while the Fund maintains its largest relative underweights to the health care and industrials sectors. Overall, the Fund is positioned to take advantage of any potential ongoing economic recovery while maintaining the flexibility to adjust positioning accordingly if that beginning-of-year thesis changes based upon macro or microeconomic events. Overall, we believe there continues to remain a solid opportunity for outperformance of small-cap growth equities in general in 2011, albeit likely with more volatility for these stocks than experienced in 2010. We also believe that the opportunity for active skilled managers who can take advantage of mispricings continues to grow if correlation amongst equities continues to fall and the market begins to focus on company fundamentals and less on headline news.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Special Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of the Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index reflects no deduction for fees, expenses, or taxes. Unlike the Fund, the Russell 2000® Growth Index and the Russell 2000® Index are unmanaged, are not available for investment, and do not incur expenses. The first chart compares a hypothetical $10,000 investment made in Managers Special Equity Fund– Managers Class on December 31, 2000, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The second chart compares a hypothetical $10,000 investment made in Managers Special Equity Fund– Institutional Class on May 3, 2004, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

5

Managers Special Equity Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for Special Equity Fund–Managers Class and the Russell 2000® Growth Index since December 31, 2000 through December 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Special Equity Fund–Managers Class[2,3]	33.11%	1.70%	2.91%
Russell 2000® Growth Index[4]	29.09%	5.30%	3.78%

The table below shows the average annual total returns for Special Equity Fund–Institutional Class and the Russell 2000® Growth Index since May 3, 2004 through December 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
Special Equity Fund- Institutional Class[2,3]	33.41%	1.93%	4.21%	5/3/2004
Russell 2000® Growth Index[4]	29.09%	5.30%	6.47%	5/3/2004

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]	The Russell 2000® Growth Index measures the performance of the Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Growth Index and the Russell 2000® Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Managers Special Equity Fund

Fund Snapshots

December 31, 2010

Portfolio Breakdown

Industry	Managers Special Equity Fund **	Russell 2000® Growth Index
Information Technology	27.3%	27.3%
Consumer Discretionary	18.9%	17.3%
Industrials	14.6%	17.2%
Health Care	14.2%	19.0%
Financials	8.7%	4.8%
Energy	4.8%	5.0%
Materials	4.4%	5.0%
Consumer Staples	2.0%	2.9%
Telecommunication Services	0.3%	1.4%
Utilities	0.0%	0.1%
Other Assets and Liabilities	4.8%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
SXC Health Solutions Corp.*	1.8%
Prosperity Bancshares, Inc.	1.2
Steven Madden, Ltd.*	1.2
HMS Holdings Corp.*	1.0
VeriFone Holdings, Inc.	1.0
Texas Capital Bancshares, Inc.	1.0
TPC Group, Inc.	1.0
BE Aerospace, Inc.	0.9
Aruba Networks, Inc.*	0.9
Triumph Group, Inc.	0.9

Top Ten as a Group	10.9%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

Managers Special Equity Fund

Schedule of Portfolio Investments

December 31, 2010

	Shares		Value
Common Stocks - 95.2%
Consumer Discretionary - 18.9%
America’s Car-Mart, Inc.*	59,510		$1,611,531
AnnTaylor Stores Corp.*	38,563		1,056,241
BJ’s Restaurants, Inc.*	50,300		1,782,129
Bravo Brio Restaurant Group, Inc.*	52,058		997,952
Bridgepoint Education, Inc.*	7,620	[2]	144,780
Brunswick Corp.	10,169		190,567
Carter’s, Inc.*	1,698		50,108
Cato Corporation, The, Class A	19,290		528,739
Cheesecake Factory, Inc., The*	15,020		460,513
Children’s Place Retail Stores, Inc., The*	33,616		1,668,698
Chipotle Mexican Grill, Inc.*	2,455		522,080
Coinstar, Inc.*	22,312		1,259,289
Collective Brands, Inc.*	4,491		94,760
Cracker Barrel Old Country Store, Inc.	7,460		408,584
Crocs, Inc.*	51,245		877,314
Deckers Outdoor Corp.*	22,413		1,787,213
Dick’s Sporting Goods, Inc.*	23,968		898,800
DineEquity, Inc.*	2,234		110,315
DSW, Inc.*	11,549		451,566
Eastman Kodak Co.*	44,785		240,048
E-Commerce China Dangdang, Inc.,
Sponsored ADR*	29,580	[2]	800,731
Fossil, Inc.*	29,889		2,106,577
Fuel Systems Solutions, Inc.*	7,140		209,773
G-III Apparel Group, Ltd.*	45,850		1,611,628
Global Sources, Ltd.*	29,730	[2]	283,030
Group 1 Automotive, Inc.*	40,540		1,692,950
Hibbett Sports, Inc.*	15,979		589,625
HSN, Inc.*	13,141		402,640
IMAX Corp.*	26,899		754,517
iRobot Corp.*	22,407		557,486
Jo-Ann Stores, Inc.*	12,121		729,927
Jos. A. Bank Clothiers, Inc.*	21,410		863,251
K12, Inc.*	13,067		374,500
Lululemon Athletica, Inc.*	17,946	[2]	1,227,865
Maidenform Brands, Inc.*	5,430		129,071
Overstock.com, Inc.	19,273		317,619
Oxford Industries, Inc.	41,909		1,073,289
P.F. Chang’s China Bistro, Inc.	28,490	[2]	1,380,625
Panera Bread Co., Class A*	15,080		1,526,247

	Shares		Value
Polaris Industries, Inc.	19,159		$1,494,785
Sally Beauty Holdings, Inc.*	39,561	[2]	574,821
Select Comfort Corp.*	60,200		549,626
Sotheby’s	23,749		1,068,705
Steven Madden, Ltd.*	80,627		3,363,758
TAL Education Group, ADR*	23,879	[2]	384,452
Tempur-Pedic International, Inc.*	44,842	[2]	1,796,371
Tenneco Automotive, Inc.*	24,441		1,005,992
Texas Roadhouse, Inc., Class A*	125,810		2,160,158
Timberland Co.*	42,164		1,036,813
Tractor Supply Co.	21,118		1,024,012
Tupperware Brands Corp.	16,830		802,286
Ulta Salon, Cosmetics & Fragrance, Inc.*	25,948		882,232
Under Armour, Inc., Class A*	13,856	[2]	759,863
Universal Technical Institute, Inc.	11,930	[2]	262,699
Vitamin Shoppe, Inc.*	20,117		676,736
Warnaco Group, Inc., The*	9,270		510,499
WMS Industries, Inc.*	7,513		339,888
Wolverine World Wide, Inc.	73,780		2,352,106
Zumiez, Inc.*	28,128		755,799
Total Consumer Discretionary			53,574,179
Consumer Staples - 2.0%
Boston Beer Co., Inc.*	11,277		1,072,330
Casey’s General Stores, Inc.	13,342		567,168
Nu Skin Enterprises, Inc., Class A	37,677		1,140,106
Prestige Brands Holdings, Inc.*	35,800		427,810
TreeHouse Foods, Inc.*	45,850		2,342,477
Total Consumer Staples			5,549,891
Energy - 4.8%
Approach Resources, Inc.*	93,205		2,153,036
CARBO Ceramics, Inc.	12,312		1,274,784
Complete Production Services, Inc.*	11,458		338,584
ION Geophysical Corp.*	43,748		370,983
Kodiak Oil & Gas Corp.*	147,635		974,391
Lufkin Industries, Inc.	14,850		926,492
Oasis Petroleum, Inc.*	33,541		909,632
OYO Geospace Corp.*	9,160		907,848
Rosetta Resources, Inc.*	57,030		2,146,608
RPC, Inc.	74,539	[2]	1,350,647
Superior Energy Services, Inc.*	51,600		1,805,484
W&T Offshore, Inc.	31,750		567,372
Total Energy			13,725,861

The accompanying notes are an integral part of these financial statements.

8

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials - 8.7%
Altisource Portfolio Solutions S.A.*	13,851		$397,662
BOK Financial Corp.	20,142		1,075,583
Calamos Asset Management, Inc., Class A	61,879		866,306
Credit Acceptance Corp.*	4,913		308,389
Financial Engines, Inc.*	66,042	[2]	1,309,613
GAMCO Investors, Inc., Class A	5,749		276,009
Green Dot Corp., Class A*	16,257		922,422
Horace Mann Educators Corp.	25,570		461,283
Iberia Bank Corp.	22,740		1,344,616
MarketAxess Holdings, Inc.	83,310		1,733,681
Noah Holdings, Ltd., ADR*	31,127	[2]	608,533
optionsXpress, Inc.*	8,856	[2]	138,774
Portfolio Recovery Associates, Inc.*	12,563		944,738
PrivateBancorp, Inc.	72,670		1,044,995
Prosperity Bancshares, Inc.	87,680		3,444,069
PS Business Parks, Inc.	6,180		344,350
Signature Bank*	37,383	[2]	1,869,150
Stifel Financial Corp.*	2,936		182,149
SVB Financial Group*	34,256		1,817,281
Texas Capital Bancshares, Inc.*	127,600	[2]	2,714,052
Washington Banking Co.	79,900		1,095,429
Western Alliance Bancorp*	67,432		496,300
World Acceptance Corp.*	22,004		1,161,811
Total Financials			24,557,195
Health Care - 14.2%
Acorda Therapeutics, Inc.*	27,205		741,608
Align Technology, Inc.*	28,026		547,628
Almost Family, Inc.*	8,420		323,496
Amedisys, Inc.*	8,299		278,016
AMERIGROUP Corp.*	32,310		1,419,056
Analogic Corp.	3,730		184,672
Ariad Pharmaceuticals, Inc.*	55,054		280,775
Arqule, Inc.*	42,730		250,825
Array BioPharma, Inc.*	47,410		141,756
athenahealth, Inc.*	21,745		891,110
Atrion Corp.	530	[2]	95,114
Auxilium Pharmaceuticals, Inc.*	2,001	[2]	42,221
BioMarin Pharmaceutical, Inc.*	19,890		535,638
Cantel Medical Corp.	14,480		338,832
Catalyst Health Solutions, Inc.*	55,789		2,593,631
Celera*	23,550		148,365

	Shares		Value
Cepheid*	48,710	[2]	$1,108,152
Chemed Corp.	6,880		436,949
CorVel Corp.*	41,900		2,025,866
DexCom, Inc.*	39,187		534,903
Emergency Medical Services Corp., Class A*	2,587		167,146
Endologix, Inc.*	117,905		843,021
Exelixis, Inc.*	37,510		307,957
HeartWare International, Inc.*	3,859	[2]	337,933
HMS Holdings Corp.*	45,600		2,953,512
Human Genome Sciences, Inc.*	11,176		266,995
Idenix Pharmaceuticals, Inc.*	22,370		112,745
Immunomedics, Inc.*	47,840	[2]	171,267
Impax Laboratories, Inc.*	18,029		362,563
Incyte Genomics, Inc.*	48,099	[2]	796,519
Inovio Pharmaceuticals, Inc.*	89,620		103,063
Insulet Corp.*	24,934		386,477
Integra LifeSciences Holdings Corp.*	9,952		470,730
InterMune, Inc.*	11,800	[2]	429,520
Invacare Corp.	2,034		61,345
IPC The Hospitalist Co., Inc.*	57,710		2,251,267
Kensey Nash Corp.*	14,080		391,846
LHC Group, Inc.*	10,100		303,000
Masimo Corp.	5,678		165,059
Medicis Pharmaceutical Corp., Class A	19,290		516,779
Micromet, Inc.*	23,010	[2]	186,841
Momenta Pharmaceutical, Inc.*	11,683	[2]	174,895
Nabi Biopharmaceuticals*	31,110		180,127
National Research	5,230		179,128
Neurocrine Biosciences, Inc.*	22,700		173,428
NxStage Medical, Inc.*	43,664		1,086,360
Onyx Pharmaceuticals, Inc.*	10,098	[2]	372,313
Pacific Biosciences of California, Inc.*	34,003		540,988
PAREXEL International Corp.*	28,202	[2]	598,728
Providence Service Corp.*	18,970		304,848
Quality Systems, Inc.	22,370		1,561,873
Questcor Pharmaceuticals, Inc.*	10,606		156,226
Salix Pharmaceuticals, Ltd.*	21,582		1,013,491
Sirona Dental Systems, Inc.*	23,107		965,410
Steris Corp.	10,120		368,975
SXC Health Solutions Corp.*	120,642		5,170,717
Thoratec Corp.*	12,672		358,871
TomoTherapy, Inc.*	46,140		166,565

The accompanying notes are an integral part of these financial statements.

9

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care - 14.2% (continued)
Vanda Pharmaceuticals, Inc.*	17,260		$163,280
Volcano Corp.*	34,623		945,554
Zoll Medical Corp.*	36,400		1,355,172
Total Health Care			40,341,147
Industrials - 14.6%
A.O. Smith Corp.	13,779	[2]	524,704
Acacia Research Corp.*	44,610		1,157,183
Actuant Corp., Class A	18,953		504,529
Acuity Brands, Inc.	101		5,825
Alaska Airgroup, Inc.*	9,980		565,766
American Superconductor Corp.*	11,282	[2]	322,552
Applied Industrial Technologies, Inc.	37,112		1,205,398
BE Aerospace, Inc.*	71,953	[2]	2,664,421
Belden CDT, Inc.	10,689	[2]	393,569
Chart Industries, Inc.*	47,745		1,612,826
China Valves Technology, Inc.*	33,365		349,665
Clean Harbors, Inc.*	12,427		1,044,862
Corporate Executive Board Co.	42,664		1,602,033
Cubic Corp.	12,150		572,872
Deluxe Corp.	44,940		1,034,519
DigitalGlobe, Inc.*	10,107	[2]	320,493
EMCOR Group, Inc.*	12,040		348,919
EnerNOC, Inc.*	2,402		57,432
EnerSys*	77,860		2,500,864
Forward Air Corp.	7,497		212,765
Genesee & Wyoming, Inc., Class A*	25,718		1,361,768
Graham Corp.	17,160		343,200
Great Lakes Dredge & Dock Corp.	12,360		91,093
HEICO Corp.	10,990	[2]	560,820
Hexcel Corp.*	59,555		1,077,350
Higher One Holdings, Inc.*	39,028	[2]	789,536
HNI Corp.	10,263		320,206
Hub Group, Inc.*	32,260		1,133,616
Interface, Inc., Class A	18,243		285,503
Kaydon Corp.	14,380		585,554
Lindsay Corp.	10,540	[2]	626,392
Middleby Corp., The*	12,245		1,033,723
NACCO Industries, Inc., Class A	4,442		481,380
Nordson Corp.	16,532		1,518,960
Old Dominion Freight Line, Inc.*	29,252		935,771
Park-Ohio Holdings Corp.*	16,090		336,442

	Shares		Value
Polypore International, Inc.*	42,026		$1,711,719
Powell Industries, Inc.*	6,905		227,036
Quanex Building Products Corp.	7,955		150,906
RBC Bearings, Inc.*	19,521		762,881
Robert Half International, Inc.	5,965		182,529
Satcon Technology Corp.*	74,843	[2]	336,794
Team, Inc.*	13,150		318,230
Tennant Co.	10,540		404,841
Textainer Group Holdings, Ltd.	21,996		626,666
Triumph Group, Inc.	29,350		2,624,184
Twin Disc, Inc.	17,910		534,793
United Rentals, Inc.*	4,556	[2]	103,649
UTI Worldwide, Inc.	109,000		2,310,800
Wabtec Corp.	32,560		1,722,098
Westport Innovations, Inc.*	43,097		798,156
Total Industrials			41,297,793
Information Technology - 27.3%
Acme Packet, Inc.*	34,743		1,846,938
Acxiom Corp.*	12,661	[2]	217,136
ADTRAN, Inc.	14,096		510,416
Allot Communications, Ltd.*	37,093		431,763
Amkor Technology, Inc.*	21,442		158,456
Ancestry.com, Inc.*	37,772		1,069,703
Anixter International, Inc.	17,218		1,028,431
Applied Micro Circuits Corp.*	10,005		106,853
Ariba, Inc.*	63,460		1,490,675
Aruba Networks, Inc.*	127,427		2,660,677
Atheros Communications, Inc.*	24,263		871,527
Axcelis Technologies, Inc.*	194,780		673,939
CACI International, Inc., Class A*	17,304	[2]	924,034
Camelot Information Systems, Inc., ADR*	3,914		93,623
Cavium Networks, Inc.*	30,978	[2]	1,167,251
ChinaCache International Holdings, Ltd.,
Sponsored ADR*	14,928	[2]	310,502
Cirrus Logic, Inc.*	24,735	[2]	395,265
Cognex Corp.	20,096		591,224
Coherent, Inc.*	12,990		586,369
Concur Technologies, Inc.*	14,726		764,721
Constant Contact, Inc.*	14,276		442,413
CSG Systems International, Inc.*	59,579		1,128,426
Diodes, Inc.*	14,380		388,116
Energy Conversion Devices, Inc.*	71,500	[2]	328,900
FARO Technologies, Inc.*	22,024		723,268

The accompanying notes are an integral part of these financial statements.

10

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 27.3% (continued)
Fortinet, Inc.*	46,421		$1,501,719
GSI Commerce, Inc.*	11,355		263,436
GT Solar International, Inc.*	20,770		189,422
hiSoft Technology International, Sponsored ADR*	33,642		1,015,988
Hittite Microwave Corp.*	11,804		720,516
Hollysys Automation Technologies, Ltd.*	31,382		475,751
Informatica Corp.*	35,780		1,575,393
Inphi Corp.*	31,212		627,049
InterDigital, Inc.*	25,182		1,048,578
IntraLinks Holdings, Inc.*	36,548		683,813
IPG Photonics Corp.*	52,236		1,651,702
Ixia*	78,540	[2]	1,317,901
J2 Global Communications, Inc.*	7,585		219,586
JinkoSolar Holding Co., Ltd., Sponsored ADR*	8,530	[2]	171,624
Lattice Semiconductor Corp.*	114,340		692,900
Limelight Networks, Inc.*	228,390		1,326,946
Liquidity Services, Inc.*	8,991		126,324
Littelfuse, Inc.*	8,099		381,139
LogMeIn, Inc.*	22,780		1,010,065
Longtop Financial Technologies, Ltd., ADR*	9,287	[2]	336,004
Manhattan Associates, Inc.*	21,227		648,273
MAXIMUS, Inc.	36,930		2,421,870
Maxwell Technologies, Inc.*	35,215		665,211
MercadoLibre, Inc.*	11,397		759,610
Microsemi Corp.*	14,347		328,546
MIPS Technologies, Inc.*	124,020		1,880,143
Motricity, Inc.*	117,593		2,183,702
Net 1 UEPS Technologies, Inc.*	22,910		280,877
NetLogic Microsystems, Inc.*	27,857		874,988
NetSuite, Inc.*	27,979		699,475
Newport Corp.*	45,557		791,325
OpenTable, Inc.*	21,550	[2]	1,518,844
OSI Systems, Inc.*	13,740		499,586
Parametric Technology Corp.*	16,279		366,766
Plantronics, Inc.	37,149		1,382,687
Quest Software, Inc.*	28,860		800,576
Rackspace Hosting, Inc.*	18,187	[2]	571,254
RealPage, Inc.*	15,960		493,643
Renaissance Learning, Inc.	20,770		245,917
RF Micro Devices, Inc.*	61,270		450,334

	Shares		Value
RightNow Technologies, Inc.*	58,486		$1,384,364
Riverbed Technology, Inc.*	53,655		1,887,046
Rofin-Sinar Technologies, Inc.*	15,683		555,806
Sanmina-SCI Corp.*	8,684		99,692
SemiLEDs Corp.*	20,105		584,050
SolarWinds, Inc.*	6,874		132,324
Sonic Solutions, Inc.*	113,153		1,697,295
Sourcefire, Inc.*	92,980		2,410,972
SS&C Technologies Holdings, Inc.*	33,706		691,310
STEC, Inc.*	11,871		209,523
SuccessFactors, Inc.*	80,357		2,327,139
Synchronoss Technologies, Inc.*	97,249	[2]	2,597,522
Syntel, Inc.	6,478		309,584
Taleo Corp.*	44,310		1,225,172
TIBCO Software, Inc.*	111,727		2,202,140
Trident Microsystems, Inc.*	145,340		258,705
Trina Solar ADR*	23,050		539,831
ValueClick, Inc.*	42,538		681,884
VanceInfo Technologies, Inc., Sponsored ADR*	24,646		851,273
VeriFone Holdings, Inc.*	70,472	[2]	2,717,400
Volterra Semiconductor Corp.*	44,920		1,040,347
Wright Express Corp.*	20,771		955,467
Total Information Technology			77,468,955
Materials - 4.4%
Brush Engineered Materials, Inc.*	18,144		701,084
Clearwater Paper Corp.*	5,860		458,838
Koppers Holdings, Inc.	7,222	[2]	258,403
Kraton Performance Polymers, Inc.*	72,312		2,238,056
Minerals Technologies, Inc.	9,050		591,960
PolyOne Corp.*	73,078		912,744
Rock-Tenn Co., Class A	12,457		672,055
Rockwood Holdings, Inc.*	54,553	[2]	2,134,113
Solutia, Inc.*	49,694		1,146,938
STR Holdings, Inc.*	31,555	[2]	631,100
TPC Group, Inc.*	89,040		2,699,694
Total Materials			12,444,985
Telecommunication Services - 0.3%
Consolidated Communications Holdings, Inc.	19,290		372,297
USA Mobility, Inc.	22,220		394,849
Total Telecommunication Services			767,146
Total Common Stocks (cost $208,427,582)			269,727,152

The accompanying notes are an integral part of these financial statements.

11

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Short-Term Investments - 12.1%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,4]	2,499,559	$1,992,201
BNY Mellon Overnight Government Fund, 0.23%[3]	12,471,000	12,471,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.14%	19,856,507	19,856,507
Total Short-Term Investments (cost $34,827,066)		34,319,708

	Principal Amount	Value
Corporate Bonds - 0.0%#
GAMCO Investors, Inc., 0.000%, 12/15/15 (cost $17,341)	$17,300	$13,112
Total Investments - 107.3% (cost $243,271,989)		304,059,972
Other Assets, less Liabilities - (7.3)%		(20,569,840)
Net Assets - 100.0%		$283,490,132

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments.

Based on the cost of investments of $245,697,168 for Federal income tax purposes at December 31, 2010, the aggregate gross unrealized appreciation and depreciation were approximately $60,404,705 and $2,041,901, respectively, resulting in net unrealized appreciation of investments of $58,362,804.

*	Non-income producing security.
#	Rounds to less than 0.1%
[1]	Yield shown for an investment company represents the December 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2010, amounting to a market value of $14,482,573, or approximately 5.1% of net assets.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 4 in the Notes to the Financial Statements.)

The following table summarizes the inputs used to value the Fund’s net assets by the above fair value hierarchy levels as of December 31, 2010: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Special Equity

Investments in Securities
Common Stocks†	$269,727,152	—	—	$269,727,152
Corporate Bonds	—	$13,112	—	13,112
Short-Term Investments	32,327,507	1,992,201	—	34,319,708

Total Investments in Securities	$302,054,659	$2,005,313	—	$304,059,972

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investments Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

12

Managers Special Equity Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments at value (including securities on loan valued at $14,482,573)*	$304,059,972
Receivable for investments sold	175,671
Receivable for Fund shares sold	4,162,003
Receivable from affiliate	7,572
Receivable from affiliate for interfund lending	1,708,614
Dividends, interest and other receivables	106,863
Prepaid expenses	14,132
Total assets	310,234,827

Liabilities:
Payable upon return of securities loaned	14,970,559
Payable for investments purchased	9,909,661
Payable for Fund shares repurchased	1,398,413
Accrued expenses:
Investment advisory and management fees	199,201
Administrative fees	55,334
Other	211,527
Total liabilities	26,744,695

Net Assets	$283,490,132

Managers Shares:
Net Assets	$278,703,973
Shares outstanding	5,287,563
Net asset value, offering and redemption price per share	$52.71

Institutional Class Shares:
Net Assets	$4,786,159
Shares outstanding	89,582
Net asset value, offering and redemption price per share	$53.43

Net Assets Represent:
Paid-in capital	$505,834,121
Undistributed net investment income	—
Accumulated net realized loss from investments	(283,131,972)
Net unrealized appreciation of investments	60,787,983

Net Assets	$283,490,132
* Investments at cost	$243,271,989

The accompanying notes are an integral part of these financial statements.

13

Managers Special Equity Fund

Statement of Operations

For the year ended December 31, 2010

Investment Income:
Dividend income	$882,947
Securities lending fees	256,277
Interest income	174
Foreign withholding tax	(636)
Total investment income	1,138,762

Expenses:
Investment management and advisory fees	1,923,155
Administrative fees	534,210
Transfer agent	600,240
Custodian	99,330
Reports to shareholders	45,292
Registration fees	38,458
Professional fees	37,024
Trustees fees and expenses	7,511
Miscellaneous	14,450
Total expenses before offsets	3,299,670
Expense reimbursements	(108,681)
Expense reductions	(44,142)
Fee waivers	(104)
Net expenses	3,146,743
Net investment loss	(2,007,981)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	53,728,169
Net change in unrealized appreciation of investments	8,739,851
Net realized and unrealized gain	62,468,020

Net increase in net assets resulting from operations	$60,460,039

The accompanying notes are an integral part of these financial statements.

14

Managers Special Equity Fund

Statement of Changes in Net Assets

For the year ended December 31,

	2010	2009
Increase (Decrease) in Net Assets From Operations:
Net investment loss	($2,007,981)	($3,341,765)
Net realized gain (loss) on investments	53,728,169	(68,748,383)
Net change in unrealized appreciation of investments	8,739,851	146,181,404
Net increase in net assets resulting from operations	60,460,039	74,091,256

From Capital Share Transactions:

Managers Class:
Proceeds from sale of shares	72,554,710	31,884,153
Cost of shares repurchased	(74,147,024)	(225,493,111)
Net decrease from Managers Class share transactions	(1,592,314)	(193,608,958)

Institutional Class:
Proceeds from sale of shares	641,061	12,754,238
Cost of shares repurchased	(5,205,756)	(108,594,167)
Net decrease from Institutional Class share transactions	(4,564,695)	(95,839,929)
Net decrease from capital share transactions	(6,157,009)	(289,448,887)
Total increase (decrease) in net assets	54,303,030	(215,357,631)

Net Assets:
Beginning of year	229,187,102	444,544,733
End of year	$283,490,132	$229,187,102
End of year undistributed net investment income	—	—

Share Transactions:

Managers Class:
Sale of shares	1,453,344	1,041,783
Shares repurchased	(1,750,832)	(7,084,785)
Net decrease in shares	(297,488)	(6,043,002)

Institutional Class:
Sale of shares	14,182	421,778
Shares repurchased	(125,107)	(3,245,866)
Net decrease in shares	(110,925)	(2,824,088)

The accompanying notes are an integral part of these financial statements.

15

Managers Special Equity Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Class:	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$39.60	$30.28	$64.27	$82.96	$86.78
Income from Investment Operations:
Net investment loss	(0.41)[3]	(0.34)[3]	(0.28)[3]	(0.51)[3]	(0.14)[3]
Net realized and unrealized gain (loss) on investments	13.52 [3]	9.66 [3]	(27.93)[3]	0.55 [3]	9.88 [3]
Total from investment operations	13.11	9.32	(28.21)	0.04	9.74
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	(5.78)	(18.73)	(13.56)
Net Asset Value, End of Year	$52.71	$39.60	$30.28	$64.27	$82.96
Total Return[1]	33.11%	30.78%	(43.49)%	(0.60)%	11.28%
Ratio of net expenses to average net assets	1.48%	1.58%	1.48%	1.43%	1.42%
Ratio of net investment loss to average net assets[1]	(0.95)%	(1.08)%	(0.52)%	(0.59)%	(0.15)%
Portfolio turnover	138%	186%	138%	67%	76%
Net assets at end of year (000’s omitted)	$278,701	$221,159	$352,106	$1,668,031	$2,551,703

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.55%	1.61%	1.51%	1.46%	1.47%
Ratio of net investment loss to average net assets	(1.02)%	(1.11)%	(0.55)%	(0.62)%	(0.20)%

	For the year ended December 31,
Institutional Class:	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$40.04	$30.56	$64.71	$83.56	$87.09
Income from Investment Operations:
Net investment income (loss)	(0.30)[3]	(0.26)[3]	(0.15)[3]	(0.32)[3]	0.10 [3]
Net realized and unrealized gain (loss) on investments	13.69 [3]	9.74 [3]	(28.16)[3]	0.52 [3]	9.93 [3]
Total from investment operations	13.39	9.48	(28.31)	0.20	10.03 [3]
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	(5.84)	(19.05)	(13.56)
Net Asset Value, End of Year	$53.43	$40.04	$30.56	$64.71	$83.56
Total Return[1]	33.44%[4]	31.02%[4]	(43.35)%	(0.39)%	11.56%[4]
Ratio of net expenses to average net assets	1.23%	1.33%	1.23%	1.20%	1.18%
Ratio of net investment income (loss) to average net assets[1]	(0.70)%	(0.83)%	(0.29)%	(0.36)%	0.09%
Portfolio turnover	138%	186%	138%	67%	76%
Net assets at end of year (000’s omitted)	$4,786	$8,028	$92,439	$247,396	$561,994

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.30%	1.36%	1.26%	1.23%	1.23%
Ratio of net investment income (loss) to average net assets	(0.77)%	(0.86)%	(0.32)%	(0.39)%	0.04%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of fee waivers and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

16

Managers Special Equity Fund

Notes to Financial Statements

December 31, 2010

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Managers Special Equity Fund (“Special Equity” or the “Fund”).

The Fund offers both Managers Class shares and Institutional Class shares. The Institutional Class shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a minimum investment of $2,500,000. Managers Class shares are offered to all other investors. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

17

Managers Special Equity Fund

Notes to Financial Statements (continued)

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the year ended December 31, 2010, under these arrangements the amount by which the Fund’s expenses were reduced and the impact on the expense ratio was as follows: $43,838 or 0.02% annualized.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2010, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2010, the Fund incurred overdraft fees of $19.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2010, the transfer agent expense was reduced by $304.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund has made in the JPMorgan Liquid Assets Money Market Fund - Capital Shares. For the year ended December 31, 2010, the management fee was reduced by $104.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses, if any, such as interest and taxes.

18

Managers Special Equity Fund

Notes to Financial Statements (continued)

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

As of December 31, 2010, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$280,706,793
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2007-2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Loss Carryovers

As of December 31, 2010, the Fund had accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund		Capital Loss Carryover Amount	Expires December 31,
Special Equity		$97,085,016	2016
		183,621,777	2017

	Total	$280,706,793

For the year ended December 31, 2010, the Fund utilized $47,936,093 of capital loss carryovers.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2010, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Fund as follows: two collectively own 56%. Transactions by these shareholders may have a material impact on the Fund.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by portfolio managers who serve pursuant to a Subadvisory Agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. The annual investment management fee rate, as a percentage of average daily net assets, is 0.90%.

19

Managers Special Equity Fund

Notes to Financial Statements (continued)

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

At a meeting held on June 10-11, 2010, the Trust’s Board of Trustees established a contractual expense limitation with respect to the Fund. Effective July 1, 2010, Managers has contractually agreed, until at least May 1, 2012, to limit the Fund’s total annual operating expenses (exclusive of taxes, interest, shareholder servicing fees, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.19% of average daily net assets of the Fund. Prior to July 1, 2010, the Fund did not have a contractual expense limitation.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the year ended December 31, 2010, the Fund made no such repayments to the Investment Manager. For the year ended December 31, 2010, the Fund’s components of reimbursement are detailed in the following chart:

Reimbursement Available - 12/31/09	—
Additional Reimbursements	$108,681
Repayments	—
Expired Reimbursements	—

Reimbursement Available - 12/31/10	$108,681

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2010, the Fund lent to other Funds in the Fund Family varying amounts up to $1,708,614 over 2 days earning interest of $174. The interest amounts are presented in the Statement of Operations in interest income. For the same period, the Fund did not borrow from any Fund in the Fund Family.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities and U.S. government obligations, for the year ended December 31, 2010, were $286,929,802 and $294,363,123, respectively. There were no purchases or sales of U.S. government obligations.

20

Managers Special Equity Fund

Notes to Financial Statements (continued)

4.	Portfolio Securities Loaned

For the year ended December 31, 2010, the Fund participated in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of the Fund, entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to the Fund’s position in the ICRF, pursuant to which (i) BNYMC will support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. and held by ICRF, and (ii) if certain conditions are met, BNYMC will purchase the defaulted securities from the Fund in September 2011. The Fund is fair valuing its position in the ICRF daily based on the agreement. The Fund’s position in the separate sleeve of the ICRF Fund is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Appreciation on the Statement of Assets and Liabilities and the Statement of Operations.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	Subsequent Events

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2010 Form 1099-DIVs you receive for the Fund will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designates as a capital gain distribution with respect to the taxable year ended December 31, 2010, $0, or, if subsequently determined to be different, the net capital gains of such year.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers Special Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Special Equity Fund (one of the series constituting The Managers Funds, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2011

22

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 41 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present);Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 41 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (24 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 41 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, TRS Associates (1982-Present); Trustee of Aston Funds (24 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 41 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 41 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).
Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004 • Chief Legal Officer since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, Managers AMG Funds, Managers Trust I and Managers Trust II (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

John J. Ferencz, 3/09/62 • Chief Compliance Officer • Code of Ethics Reporting Officer • AML Compliance Officer • Sarbanes-Oxley Code of Ethics Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

23

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
CADENCE CAPITAL APPRECIATION	INTERNATIONAL EQUITY	CHICAGO EQUITY PARTNERS BALANCED
CADENCE FOCUSED GROWTH	AllianceBernstein L.P.	Chicago Equity Partners, LLC
CADENCE MID-CAP	Lazard Asset Management, LLC
CADENCE EMERGING COMPANIES	Martin Currie Inc.	ALTERNATIVE FUNDS
Cadence Capital Management, LLC
	REAL ESTATE SECURITIES	FQ GLOBAL ALTERNATIVES
CHICAGO EQUITY PARTNERS MID-CAP	Urdang Securities Management, Inc.	FQ GLOBAL ESSENTIALS
Chicago Equity Partners, LLC		First Quadrant, L.P.
RENAISSANCE LARGE CAP GROWTH
EMERGING MARKETS EQUITY	Renaissance Group LLC	INCOME FUNDS
Rexiter Capital Management Limited		BOND (MANAGERS)
Schroder Investment Management North America Inc.	SKYLINE SPECIAL EQUITIES	FIXED INCOME
	PORTFOLIO	GLOBAL BOND
ESSEX SMALL/MICRO CAP GROWTH	Skyline Asset Management, L.P.	Loomis, Sayles & Co., L.P.
Essex Investment Management Co., LLC
SPECIAL EQUITY
FQ TAX-MANAGED U.S. EQUITY	Ranger Investment Management, L.P.	BOND (MANAGERS PIMCO)
FQ U.S. EQUITY	Lord, Abbett & Co. LLC	Pacific Investment Management Co. LLC
First Quadrant, L.P.	Smith Asset Management Group, L.P.	CALIFORNIA INTERMEDIATE TAX-FREE
	Federated MDTA LLC	Miller Tabak Asset Management LLC
FRONTIER SMALL CAP GROWTH
Frontier Capital Management Company, LLC	SYSTEMATIC VALUE	GW&K MUNICIPAL BOND
	SYSTEMATIC MID CAP VALUE	GW&K MUNICIPAL ENHANCED YIELD
GW&K SMALL CAP EQUITY	Systematic Financial Management, L.P.	Gannett Welsh & Kotler, LLC
Gannett Welsh & Kotler, LLC
	TIMESSQUARE MID CAP GROWTH	HIGH YIELD
INSTITUTIONAL MICRO-CAP	TIMESSQUARE SMALL CAP GROWTH	J.P. Morgan Investment Management LLC
MICRO-CAP	TSCM GROWTH EQUITY
Lord, Abbett & Co. LLC	TimesSquare Capital Management, LLC	INTERMEDIATE DURATION GOVERNMENT
WEDGE Capital Management L.L.P.		SHORT DURATION GOVERNMENT
Next Century Growth Investors LLC	TRILOGY GLOBAL EQUITY	Smith Breeden Associates, Inc.
RBC Global Asset Management (U.S.) Inc.	TRILOGY EMERGING MARKETS EQUITY
TRILOGY INTERNATIONAL SMALL CAP
Trilogy Global Advisors, L.P.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers Funds

December 31, 2010

Managers Bond Fund

AR019-1210

Managers Bond Fund

Annual Report — December 31, 2010

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	19
Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	20
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	21
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	22
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	23
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

TRUSTEES AND OFFICERS	29

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. The Managers Bond Fund (“the Fund”) generally provides investors with diversified fixed income exposure but normally maintains an emphasis on corporate bonds. This focus enables Loomis Sayles (“Loomis”), the Fund’s subadvisor, to take advantage of its expertise in assessing the value of bond issuers. That being said, Loomis’ approach is flexible, which gives it the ability to adapt to new environments. Loomis has successfully guided the Fund though many different types of markets since becoming its subadvisor in 1984.

On average, fixed income markets posted solid results for calendar year 2010, as evidenced by the Barclays Capital U.S. Aggregate Bond Index’s return of 6.54%. However, the path to achieving those returns was volatile with investors expressing a heightened sense of risk aversion in the first half of the year due in part to concerns over sovereign debt as well as the possibility of experiencing a double-dip recession. Fears about slowing economic growth subsided later in the year as corporate earnings proved to be better than expected and worries about sovereign debt eased when Ireland became the second “PIIGS” nation this year to receive a financial lifeline. These events combined with Federal Reserve Chairman Benjamin Bernanke’s comments on August 27, 2010, which foreshadowed the second round of quantitative easing, triggered a renewed interest in risk taking and led to very strong performance for credit-sensitive fixed income securities, an area of emphasis for the Fund.

Against this backdrop, the performance of the Fund was strong on an absolute and relative basis, as detailed below:

Periods Ended 12/31/10	6 Months	1 Year	3 Years	5 Years	10 Years	Inception Date
Managers Bond Fund	4.41%	10.43%	6.62%	6.95%	7.33%	6/1/1984
Barclays Capital U.S. Government/ Credit Bond Index	1.05%	6.59%	5.60%	5.56%	5.83%

For the 12-month period ending December 31, 2010, the Managers Bond Fund returned 10.43%, easily outpacing the 6.59% return for the Barclays Capital U.S. Government/Credit Bond Index (the “Index”). The primary driver of the solid results was the Fund’s exposures to investment-grade and high-yield corporate bonds. To a lesser extent, the Fund also benefited from its non-U.S. dollar holdings.

Looking ahead, the fixed income environment could be very different from what we have experienced over the past couple of years. Interest rates have moved up recently and we could be entering a period in which rates continue to trend higher. In this type of framework, owning securities with less sensitivity to interest rates such as high-yield and lower-rated investment-grade bonds would be beneficial. We believe the Fund is well positioned for this type of market and the team at Loomis continues to search the globe for securities that will enable the Fund to take advantage of any challenges that lie ahead.

1

Letter to Shareholders (continued)

The Loomis Sayles portfolio management team has provided more detailed information on the performance of the Fund during 2010 and its perspective on the investment environment in the Investment Manager’s Comments section of this report.

The following report covers the one-year period ended December 31, 2010. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur

Senior Managing Partner

Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2010	Expense Ratio for the Period	Beginning Account Value 07/01/2010	Ending Account Value 12/31/2010	Expenses Paid During the Period*
Managers Bond Fund
Based on Actual Fund Return	0.99%	$1,000	$1,104	$5.25
Based on Hypothetical 5% Annual Return	0.99%	$1,000	$1,020	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Managers Bond Fund

Investment Manager’s Comments

The Year in Review

The Managers Bond Fund returned 10.43% for the year ended December 31, 2010, widely outpacing the Barclays Capital U.S. Government/Credit Bond Index, which returned 6.59%.

At the beginning of 2010, attention shifted from economic recovery to economic growth, as investors began to displace lingering economic pessimism with overdue optimism. The transition was far from smooth, however, as new concerns materialized and old ones resurfaced. Increased anxiety over sovereign debt solvency in Europe and China’s lending restrictions percolated through global credit markets, tempering investor sentiment early in the year. In the U.S., unsteady economic readings and regulatory reform risk led some market participants back into defensive mode, but these challenges failed to offset a persistent overall positive market tone, which led to another solid year for the fixed-income markets. For the entire year, the government and investment-grade bond sectors earned returns of 4% to 9%, while the high yield and emerging markets sectors posted double-digit gains. The modest rise in yields and spread tightening forecast by our macro and sector teams suggest returns will be less generous in 2011.

The primary driver of the Fund’s performance relative to the Index during 2010 was its emphasis on corporate bonds and related underweight to U.S. Treasuries, the same two factors that led to strong results for the prior year. Credit spreads contracted substantially in 2009 and this pattern extended into 2010. The Fund benefited most from its exposure to U.S. investment-grade bonds. A sizeable portion of the Fund’s corporate exposure is invested in BBB-rated securities, the lowest and most credit-sensitive part of the investment-grade spectrum. As a group, BBB-rated securities performed very well during 2010 after posting exceptional returns in the prior year. Moving even further down on the credit spectrum, the Fund also benefited from its high yield exposure. The majority of the rest of the Fund’s solid results were attributable to its non-U.S. Dollar denominated bonds.

Looking Forward

Bond returns may be more tempered in 2011 due in part to the current low level of yields and the possibility for rates to move higher. Low current yields as of December 31, 2010, are particularly problematic for the government and investment-grade sectors. The 10-year Treasury could earn 3.3% in one year if rates are unchanged, but lose 1.8% if rates rise to just 4.0% (the peak in 2010). The corporate market offers more yield and we like that many company balance sheets are generally in good shape, with strong cash balances and growing profits. We anticipate that economic trends will remain supportive of credit quality, allowing the sector to earn higher returns than Treasuries, but we see the sector’s low 4.0% yield as capping its upside. In addition to shopping the investment-grade corporate market, we see the securitized sector as offering attractive opportunities. Many managers are underweight MBS due to the government’s involvement in the sector, but we see recent improvements in valuations as a chance to reduce those under weights. Selected securities in the non-agency markets have particular appeal.

The speculative-grade market yield of 7.4% also may limit the upside as the sector typically offers more generous yields. High yield bonds remain one of our favored sectors, though, as we believe the incremental income may shore up returns in an environment where yields may be flat to rising. High yield loans, too, will become even more attractive when yield increases are more worrisome. Equity markets (and their proxies, convertible bonds) could earn higher returns than high yield in 2011 if investors reduce over weights to fixed income. But for those who prefer a potentially lower volatility strategy with income, we believe the high yield market remains very attractive.

On the international front, we expect a continuation of China as a growth engine for the world, with faster growth and higher yields in developing countries than in developed nations. While we have a slight preference for the U.S. Dollar over Euro or Yen, we are not enamored by any of them, and continue to see emerging markets as having greater return potential. We see both Asia ex-Japan and Latin America as benefiting from China’s commodity demands. Our sovereign analysts are forecasting, for example, growth near 4% for commodity exporters like Australia and Brazil. This faster growth and higher yields continue to attract investor inflows, boosting the return potential for both the bonds and currencies.

Cumulative Total Return Performance

Managers Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Barclays Capital U.S. Government/ Credit Bond Index is an index of investment-grade government and

4

Managers Bond Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

corporate bonds with a maturity rate of more than one year. Unlike the Fund, the Barclays Capital U.S. Government/Credit Bond Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of all income. This chart compares a hypothetical $10,000 investment made in the Managers Bond Fund on December 31, 2000, to a $10,000 investment made in the Barclays Capital U.S. Government/Credit Bond Index for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced. Past performance is not indicative of future results.

The table below shows the average annual total returns from December 31, 2000 through December 31, 2010 of the Managers Bond Fund and the Barclays Capital U.S. Government/ Credit Bond Index for the same time periods.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Managers Bond Fund[2,3,4,5]	10.43%	6.95%	7.33%
Barclays Capital U.S. Gov’t./Credit Bond Index[6]	6.59%	5.56%	5.83%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk, and fluctuations in a debtor’s perceived ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[5]	High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.
[6]

The Barclays Capital U.S. Government/ Credit Bond Index is an index of investment-grade government and corporate bonds with a maturity rate of more than one year. Unlike the Fund, the Barclays Capital U.S. Government/Credit Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Managers Bond Fund

Fund Snapshots

December 31, 2010

Portfolio Breakdown

Category	Managers Bond Fund**	Barclays Capital U.S. Gov’t./ Credit Bond Index
Corporate Bonds	74.9%	29.1%
U.S. Government and Agency Obligations	8.2%	63.5%
Foreign Government Obligations	4.5%	7.4%
Asset-Backed Securities	4.5%	0.0%
Municipal Bonds	1.3%	0.0%
Mortgage-Backed Securities	1.3%	0.0%
Preferred Stocks	1.0%	0.0%
Other Assets and Liabilities	4.3%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Kinder Morgan Energy Partners L.P., 5.950%, 02/15/18*	2.5%
American General Finance Corp., MTN, Series J, 6.900%, 12/15/17*	2.3
Southwestern Electric Power Co., 6.450%, 01/15/19*	2.2
USTB, 3.875%, 11/15/40	2.0
Equitable Resources, Inc., 6.500%, 04/01/18*	1.9
Dun & Bradstreet Corp., The, 6.000%, 04/01/13*	1.8
Merrill Lynch & Co., Inc., 6.110%, 01/29/37*	1.7
FNMA, 1.375%, 04/28/11*	1.7
Nisource Finance Corp., 6.400%, 03/15/18	1.6
Panhandle Eastern Pipe Line Co., L.P., 7.000%, 06/15/18	1.5

Top Ten as a Group	19.2%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Managers Bond Fund

Schedule of Portfolio Investments

December 31, 2010

Security Description	Principal Amount†			Value
Corporate Bonds - 74.9%
Financials - 24.7%
Alta Wind Holdings LLC, 7.000%, 06/30/35 (a)		$8,700,000		$9,279,072
American General Finance Corp.,
5.400%, 12/01/15		5,000,000	[2]	3,943,750
MTN, Series J, 6.900%, 12/15/17		57,315,000		46,281,863
American International Group, Inc.,
MTN, Series G, 5.850%, 01/16/18		1,940,000		2,000,415
MTN, Series MP, 5.450%, 05/18/17		485,000		491,130
Bank of America Capital Trust VI, 5.625%, 03/08/35		3,085,000		2,612,455
BNP Paribas SA DN, 5.346%, 06/13/11 (a)[4]	IDR	19,645,500,000		2,128,517
Camden Property Trust, 5.700%, 05/15/17		5,205,000		5,492,696
Cantor Fitzgerald L.P.,
6.375%, 06/26/15 (a)		8,710,000		8,806,637
7.875%, 10/15/19 (a)[5]		10,805,000		11,127,238
CIT Group, Inc.,
7.000%, 05/01/13		106,487		108,617
7.000%, 05/01/14		509,731		514,828
7.000%, 05/01/15		509,731		511,005
7.000%, 05/01/16		516,223		518,159
7.000%, 05/01/17		822,711		824,768
Citigroup, Inc.,
5.500%, 10/15/14		21,385,000	[2]	23,041,204
6.125%, 08/25/36		10,760,000	[2]	10,310,307
Colonial Realty, L.P., 4.800%, 04/01/11		1,005,000		1,007,336
Crown Castle Towers LLC, 6.113%, 01/15/20 (a)		13,725,000		14,319,581
Duke Realty, L.P.,
5.950%, 02/15/17		2,210,000		2,301,664
6.500%, 01/15/18		5,000,000		5,335,205
Equity One, Inc., 6.000%, 09/15/17		5,915,000		5,867,556
ERP Operating, L.P.,
5.125%, 03/15/16		600,000		647,312
5.750%, 06/15/17		1,450,000		1,588,743
First Industrial L.P., 5.950%, 05/15/17		15,000,000		13,193,085
GE Capital Australia Funding Pty., Ltd., Series EMTN, 8.000%, 02/13/12	AUD	3,965,000		4,141,775
GE Capital Corp., Series GMTN, 7.625%, 12/10/14	NZD	9,365,000		7,765,645
General Electric Capital Corp.,
2.960%, 05/18/12	SGD	4,400,000		3,465,116
3.485%, 03/08/12	SGD	16,500,000		13,059,152
6.500%, 09/28/15	NZD	15,265,000		12,182,311
6.750%, 09/26/16	NZD	6,390,000		5,077,430

The accompanying notes are an integral part of these financial statements.

7

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount†			Value
Financials - 24.7% (continued)
GMAC, Inc.,
6.750%, 12/01/14		$1,019,000	[2]	$1,072,498
7.500%, 12/31/13		584,000	[2]	626,340
8.000%, 12/31/18		1,366,000	[2]	1,444,545
8.000%, 11/01/31		1,427,000		1,537,592
Hanover Insurance Group, Inc., The, 7.500%, 03/01/20		6,475,000		6,823,038
Highwoods Realty, L.P.,
5.850%, 03/15/17		3,680,000		3,788,564
7.500%, 04/15/18		2,405,000		2,684,223
ICICI Bank, Ltd., 6.375%, 04/30/22 (a)[7]		900,000		902,304
iStar Financial, Inc.,
5.125%, 04/01/11		4,360,000		4,120,200
5.150%, 03/01/12		280,000	[2]	272,300
5.500%, 06/15/12		260,000		243,750
5.650%, 09/15/11		3,095,000	[2]	3,067,919
5.700%, 03/01/14		15,000	[2]	13,538
5.743%, 10/01/12 (04/01/11)[6,9]		8,095,000	[2]	7,204,550
5.800%, 03/15/11		370,000	[2]	370,000
5.850%, 03/15/17		325,000		279,906
5.875%, 03/15/16		1,340,000	[2]	1,154,075
5.950%, 10/15/13		4,725,000		4,335,188
6.050%, 04/15/15		620,000		538,625
8.625%, 06/01/13		425,000		395,250
JPMorgan Chase & Co.,
4.509%, 03/28/11 (a)[4]	IDR	932,700,000		102,390
6.880%, 04/12/12 (a)[4]	IDR	40,733,437,680		4,145,814
Lloyds TSB Bank PLC, 6.500%, 09/14/20 (a)		17,940,000	[2]	16,505,374
Marsh & McLennan Companies, Inc.,
5.375%, 07/15/14		4,390,000		4,670,073
5.875%, 08/01/33		10,360,000		9,472,904
MBIA Insurance Corp., 14.000%, 01/15/33 (a)[7]		525,000		282,188
Merrill Lynch & Co., Inc.,
4.625%, 09/14/18	EUR	1,750,000		2,077,758
6.110%, 01/29/37		38,050,000		34,346,822
10.710%, 03/08/17	BRL	2,500,000		1,490,964
MTN, Series C, 6.050%, 06/01/34		22,100,000		20,624,361
Morgan Stanley,
4.750%, 04/01/14		10,715,000		10,972,449
5.550%, 04/27/17		11,000,000	[2]	11,459,800
5.500%, 07/24/20		17,600,000	[2]	17,780,822
6.625%, 04/01/18		3,095,000		3,357,360
GMTN, Series F, 5.625%, 09/23/19		6,700,000		6,831,876

The accompanying notes are an integral part of these financial statements.

8

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount†		Value
Financials - 24.7% (continued)
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)	$13,925,000		$13,170,223
National City Bank of Indiana, 4.250%, 07/01/18	6,310,000		6,132,702
National City Corp., 6.875%, 05/15/19	1,905,000		2,138,852
National Life Insurance Co., 10.500%, 09/15/39 (a)	5,000,000		5,852,570
Penn Mutual Life Insurance Co., The, 7.625%, 06/15/40 (a)	8,885,000		8,756,310
PF Export Rec Master Trust, 6.436%, 06/01/15 (a)	363,127		386,730
ProLogis Trust,
5.625%, 11/15/15	345,000	[2]	362,058
5.750%, 04/01/16	280,000		290,711
Realty Income Corp.,
5.750%, 01/15/21	1,435,000	[2]	1,483,688
6.750%, 08/15/19	6,240,000		7,051,812
Simon Property Group, L.P., 5.750%, 12/01/15	445,000	[2]	494,391
SLM Corp.,
5.000%, 04/15/15	50,000		48,168
5.375%, 05/15/14	300,000		301,478
8.450%, 06/15/18	18,665,000	[2]	19,399,692
WEA Finance LLC / WT Finance Australia, 6.750%, 09/02/19 (a)	8,325,000		9,274,241
White Mountains Insurance Group, Ltd., 6.375%, 03/20/17 (a)	4,555,000		4,423,461
Willis North America, Inc.,
6.200%, 03/28/17	5,685,000		5,841,644
7.000%, 09/29/19	2,860,000		2,980,884
Total Financials			491,329,547
Industrials - 39.6%
Agilent Technologies, Inc., 6.500%, 11/01/17	6,945,000		7,697,491
Albertson’s, Inc.,
6.625%, 06/01/28	1,015,000		710,500
7.450%, 08/01/29	3,195,000		2,396,250
7.750%, 06/15/26	915,000		704,550
American President, Ltd., 8.000%, 01/15/24[5]	250,000		171,250
Anadarko Petroleum Corp., 6.450%, 09/15/36	13,875,000	[2]	13,838,772
AT&T Corp., 6.500%, 03/15/29	6,415,000	[2]	6,693,219
Avnet, Inc.,
5.875%, 03/15/14	7,455,000		7,953,411
6.625%, 09/15/16	1,370,000	[2]	1,514,183
Bell Atlantic Pennsylvania, Inc., 6.000%, 12/01/28	1,335,000		1,247,368
BellSouth Corp., 6.000%, 11/15/34	2,370,000	[2]	2,360,558
Canadian Pacific Railway Co., 5.750%, 03/15/33	195,000		196,176
CenturyTel, Series P, 7.600%, 09/15/39	9,335,000		9,408,718
Choice Hotels International, Inc., 5.700%, 08/28/20	11,900,000		11,555,602
CIGNA Corp., 6.150%, 11/15/36	6,830,000		7,055,595

The accompanying notes are an integral part of these financial statements.

9

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount†		Value
Industrials - 39.6% (continued)
Comcast Corp.,
5.650%, 06/15/35	$3,820,000		$3,711,000
6.950%, 08/15/37	19,230,000		21,750,438
Continental Airlines, Inc.,
5.983%, 04/19/22	17,493,407		18,455,545
6.795%, 08/02/20	35,551		35,551
6.903%, 04/19/22	5,495,884		5,605,802
8.048%, 11/01/20	85,803		96,957
Corn Products International, Inc., 6.625%, 04/15/37	4,055,000		4,238,740
Corning, Inc.,
6.850%, 03/01/29	9,142,000		10,111,601
7.250%, 08/15/36	1,185,000		1,348,557
Cummins Engine Co., Inc.,
5.650%, 03/01/98	11,235,000		8,783,602
6.750%, 02/15/27	2,853,000	[2]	2,975,611
7.125%, 03/01/28	50,000		54,558
Cytec Industries, Inc., 6.000%, 10/01/15	875,000		958,454
Darden Restaurants, Inc., 6.000%, 08/15/35	2,635,000		2,489,495
Delta Air Lines, Inc.,
8.021%, 08/10/22	12,990,801		13,250,617
Pass Through Certificate, Series 2010-1A, 6.200%, 07/02/18	5,175,000	[2]	5,498,438
Dillards, Inc., 7.000%, 12/01/28	225,000		194,625
DP World, Ltd., 6.850%, 07/02/37 (a)	28,350,000		26,069,101
Duke Energy Field Services LLC, 6.450%, 11/03/36 (a)	2,615,000		2,715,233
Dun & Bradstreet Corp., The, 6.000%, 04/01/13	32,120,000		34,992,235
El Paso Corp., 6.950%, 06/01/28	1,030,000		951,786
Energy Transfer Partners, L.P.,
6.125%, 02/15/17	700,000		769,500
6.625%, 10/15/36	1,805,000	[2]	1,902,860
Enterprise Products Operating L.P., 6.300%, 09/15/17	8,440,000	[2]	9,523,553
Equifax, Inc., 7.000%, 07/01/37	4,421,000		4,814,124
Equitable Resources, Inc., 6.500%, 04/01/18	35,420,000		38,380,048
ERAC USA Finance Co.,
6.375%, 10/15/17 (a)	4,910,000		5,450,753
6.700%, 06/01/34 (a)	1,250,000		1,295,334
7.000%, 10/15/37 (a)	19,033,000		20,495,210
Foot Locker, Inc., 8.500%, 01/15/22	570,000		547,200
Ford Motor Co., 6.375%, 02/01/29	1,990,000		1,895,475
Freescale Semiconductor, Inc., 10.125%, 12/15/16	270,000	[2]	284,175
GATX Corp., 4.750%, 10/01/12	8,965,000		9,391,097
GTE Corp., 6.940%, 04/15/28	130,000	[2]	146,770

The accompanying notes are an integral part of these financial statements.

10

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount†		Value
Industrials - 39.6% (continued)
Intel Corp.,
2.950%, 12/15/35[9]	$6,230,000		$6,206,638
3.250%, 08/01/39[9]	15,000,000	[2]	17,981,250
Intuit, Inc., 5.750%, 03/15/17	3,560,000		3,881,094
Kinder Morgan Energy Partners L.P.,
5.800%, 03/15/35	3,360,000		3,200,437
5.950%, 02/15/18	44,630,000		49,151,644
KLA Instruments Corp., 6.900%, 05/01/18	9,000,000		9,900,054
Lowe’s Companies, Inc., 6.875%, 02/15/28	500,000		578,210
Lucent Technologies, Inc.,
6.450%, 03/15/29	4,335,000		3,424,650
6.500%, 01/15/28	305,000		242,475
Marks & Spencer Group PLC, 7.125%, 12/01/37 (a)	4,725,000		4,709,965
Masco Corp.,
5.850%, 03/15/17	8,150,000	[2]	8,121,931
6.500%, 08/15/32	955,000	[2]	840,372
7.125%, 03/15/20	9,065,000	[2]	9,483,150
7.750%, 08/01/29	820,000		803,693
Methanex Corp., 6.000%, 08/15/15	3,825,000		3,680,319
Missouri Pacific Railroad Co., 5.000%, 01/01/45[5]	825,000		597,655
Motorola, Inc.,
6.500%, 09/01/25	1,345,000		1,383,210
6.500%, 11/15/28	1,430,000	[2]	1,407,472
New England Telephone & Telegraph Co., 7.875%, 11/15/29	2,390,000		2,590,765
News America, Inc., 6.150%, 03/01/37	4,075,000	[2]	4,248,526
NGPL Pipeco LLC, 7.119%, 12/15/17 (a)	21,980,000	[2]	24,063,198
Northwest Airlines, Inc., 8.028%, 11/01/17	6,600,067		6,831,069
ONEOK Partners, L.P.,
6.000%, 06/15/35	9,210,000		8,921,902
6.650%, 10/01/36	2,650,000		2,873,713
Owens & Minor, Inc., 6.350%, 04/15/16[5]	1,355,000		1,379,511
Owens Corning, Inc.,
6.500%, 12/01/16	4,560,000	[2]	4,829,592
7.000%, 12/01/36	9,175,000		9,453,103
Panhandle Eastern Pipe Line Co., L.P.,
6.200%, 11/01/17	5,520,000		5,881,063
7.000%, 06/15/18	26,505,000	[2]	29,412,731
Plains All American Pipeline L.P.,
6.125%, 01/15/17	2,770,000		3,041,394
6.500%, 05/01/18	8,975,000		10,049,963
6.650%, 01/15/37	5,960,000		6,264,413

The accompanying notes are an integral part of these financial statements.

11

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount†		Value
Industrials - 39.6% (continued)
Pulte Homes, Inc.,
6.000%, 02/15/35	$10,320,000		$7,636,800
6.375%, 05/15/33	4,670,000		3,525,850
Qantas Airways, Ltd., 6.050%, 04/15/16 (a)	11,800,000		12,556,628
Qwest Capital Funding, Inc.,
6.500%, 11/15/18	620,000		615,350
6.875%, 07/15/28	1,190,000	[2]	1,112,650
7.625%, 08/03/21	2,135,000		2,113,650
Qwest Corp.,
6.500%, 06/01/17	155,000		168,175
6.875%, 09/15/33	7,209,000		7,082,842
7.200%, 11/10/26	435,000		424,125
7.250%, 09/15/25	1,185,000		1,244,250
7.250%, 10/15/35	2,165,000		2,121,700
7.500%, 06/15/23	739,000		733,458
Reynolds American, Inc.,
6.750%, 06/15/17	8,170,000	[2]	9,131,748
7.250%, 06/15/37	2,000,000		2,079,466
Rowan Cos., Inc., 7.875%, 08/01/19	4,710,000		5,465,964
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)	3,740,000		4,229,910
Southern Natural Gas Co., 5.900%, 04/01/17 (a)	4,765,000		5,109,810
Telecom Italia Capital S.p.A.,
6.000%, 09/30/34	3,210,000		2,663,725
6.375%, 11/15/33	3,170,000		2,720,801
Telekom Malaysia Berhad, 7.875%, 08/01/25 (a)	250,000		314,683
Texas Eastern Transmission, L.P., 6.000%, 09/15/17 (a)	3,000,000		3,364,626
Toll Brothers Finance Corp., 5.150%, 05/15/15	3,665,000		3,746,477
Toro Co., The, 6.625%, 05/01/37[5]	6,810,000		6,237,817
Transocean, Inc., 7.375%, 04/15/18	500,000		552,928
U.S. Steel Corp.,
6.650%, 06/01/37	3,595,000		3,019,800
7.000%, 02/01/18	7,310,000	[2]	7,419,650
United Airlines, Inc., 6.636%, 07/02/22	16,195,278		16,235,766
UnitedHealth Group, Inc.,
5.800%, 03/15/36	13,506,000		13,702,269
6.500%, 06/15/37	310,000		342,291
6.625%, 11/15/37	1,540,000	[2]	1,727,646
USG Corp., 6.300%, 11/15/16	1,410,000	[2]	1,233,750
V.F. Corp., 6.450%, 11/01/37	9,334,000	[2]	10,498,024
Vale Overseas Ltd., 6.875%, 11/01/36	3,665,000		4,031,434
Verizon Maryland, Inc., 5.125%, 06/15/33	1,055,000		928,820

The accompanying notes are an integral part of these financial statements.

12

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount†		Value
Industrials - 39.6% (continued)
Verizon New York, Inc., Series B, 7.375%, 04/01/32	$1,755,000		$1,969,349
Weatherford International, Inc., 6.500%, 08/01/36	1,565,000		1,598,394
Wellpoint, Inc., 6.375%, 06/15/37	11,710,000	[2]	12,782,425
Western Union Co.,
6.200%, 11/17/36	8,945,000	[2]	8,841,954
6.200%, 06/21/40	130,000		128,607
Weyerhaeuser Co.,
6.875%, 12/15/33	12,890,000		12,094,055
7.375%, 10/01/19	3,915,000		4,277,063
7.375%, 03/15/32	1,930,000		1,951,010
White Pine Hydro LLC,
6.310%, 07/10/17 (a)[5]	1,700,000		1,711,679
6.960%, 07/10/37 (a)[5]	1,645,000		1,534,456
Williams Cos., Inc., Series A, 7.500%, 01/15/31	741,000	[2]	832,182
Wyndham Worldwide Corp.,
5.750%, 02/01/18	950,000		965,994
6.000%, 12/01/16	6,430,000	[2]	6,728,577
7.375%, 03/01/20	7,220,000		7,937,278
Total Industrials			785,568,756
Utilities - 10.6%
Abu Dhabi National Energy Co., 7.250%, 08/01/18 (a)	21,130,000		23,403,482
Ameren Energy Generating Co., 7.000%, 04/15/18	22,700,000	[2]	22,376,139
Ameren Illinois Co., 6.250%, 04/01/18	26,000,000	[2]	28,692,872
Baltimore Gas & Electric Co., 5.200%, 06/15/33	1,470,000		1,377,347
Bruce Mansfield Unit 1 2, 6.850%, 06/01/34[5]	10,600,854	[2]	11,251,142
Cleveland Electric Illuminating Co., The, 5.950%, 12/15/36	15,155,000		14,478,920
Empresa Nacional de Electricidad, 7.875%, 02/01/27	2,900,000		3,213,478
ITC Holdings Corp.,
5.875%, 09/30/16 (a)	2,410,000		2,694,231
6.375%, 09/30/36 (a)	3,605,000		3,708,240
Mackinaw Power LLC, 6.296%, 10/31/23 (a)	8,657,445		9,249,787
Nisource Finance Corp.,
6.400%, 03/15/18	27,910,000	[2]	30,939,742
6.800%, 01/15/19	11,625,000		13,450,137
Southwestern Electric Power Co., 6.450%, 01/15/19	39,195,000		43,042,068
Tenaga Nasional Berhad, 7.500%, 11/01/25 (a)	2,000,000		2,426,094
Total Utilities			210,303,679
Total Corporate Bonds (cost $1,397,277,134)			1,487,201,982

The accompanying notes are an integral part of these financial statements.

13

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount†			Value
Foreign Government Obligations - 4.5%
Alberta, Province of, 5.930%, 09/16/16	CAD	121,679		$134,848
Brazil, Republic of,
10.250%, 01/10/28	BRL	5,750,000		3,597,214
12.500%, 01/05/22	BRL	5,160,000		3,691,265
Canadian Government,
1.000%, 09/01/11	CAD	510,000		512,021
1.250%, 12/01/11	CAD	400,000		401,782
3.500%, 06/01/13	CAD	5,964,000		6,237,757
European Bank for Reconstruction & Development, 9.250%, 09/10/12	BRL	2,000,000		1,208,699
European Investment Bank,
4.920%, 04/24/13 (a)[4]	IDR	50,074,770,000		4,966,461
7.000%, 01/18/12	NZD	5,508,000		4,429,893
7.101%, 03/10/21[4]	AUD	5,000,000		2,511,450
11.250%, 02/14/13	BRL	13,490,000		8,475,133
Inter-American Development Bank,
6.000%, 12/15/17[7]	NZD	4,215,000		3,369,937
7.164%, 05/20/13[4]	IDR	45,580,000,000		4,276,729
Series EMTN, 8.961%, 09/23/13[4]	IDR	33,430,000,000		3,052,111
International Bank for Reconstruction & Development, Series GDIF, 1.430%, 03/05/14	SGD	5,800,000		4,517,655
Manitoba, Province of, 6.360%, 09/01/15	NZD	5,450,000		4,435,204
Mexican Government,
8.000%, 12/07/23	MXN	141,360,000		12,254,253
9.000%, 12/20/12	MXN	26,900,000		2,333,874
Series M 10, 7.250%, 12/15/16	MXN	31,000,000		2,606,510
New Zealand Government Bond, Series 413, 6.500%, 04/15/13	NZD	11,870,000		9,746,133
Queensland Treasury Corp., 7.125%, 09/18/17 (a)	NZD	7,500,000		6,201,816
Total Foreign Government Obligations (cost $79,280,570)				88,960,745
U.S. Government and Agency Obligations - 8.2%
U.S. Government Obligations - 2.7%
USTB, 3.875%, 11/15/40		$41,390,000		40,717,412
USTN, 1.000%, 08/31/11		13,530,000		13,598,178
Total U.S. Government Obligations				54,315,590
Federal Home Loan Bank Corporation - 0.9%
FHLB, 1.875%, 06/21/13		16,600,000		16,986,880
Federal Home Loan Mortgage Corporation - 2.2%
FHLMC, 1.625%, 04/15/13		16,595,000	[2]	16,885,894
FHLMC, 2.125%, 09/21/12		24,895,000		25,532,262
FHLMC, Gold, 5.000%, 12/01/31		115,890		122,217
Total Federal Home Loan Mortgage Corporation				42,540,373

The accompanying notes are an integral part of these financial statements.

14

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount†	Value
Federal National Mortgage Association - 2.4%
FNMA, 1.375%, 04/28/11	$33,195,000	$33,322,601
FNMA, 1.875%, 04/20/12	10,325,000	10,509,952
FNMA, 4.000%, 10/01/18	4,378,124	4,570,351
FNMA, 6.000%, 07/01/29	9,667	10,649
Total Federal National Mortgage Association		48,413,553
Total U.S. Government and Agency Obligations (cost $159,209,173)		162,256,396
Municipal Bonds - 1.3%
Buckeye Tobacco Settlement Financing Authority, Series 2007 A-2, 5.875%, 06/01/47[5]	5,035,000	3,309,002
Chicago Illinois O’Hare International Airport Revenue Bond, Series 2008 A, 4.500%, 01/01/38, (AGM Insured)	315,000	266,881
Michigan Tobacco Settlement Financial Authority, Series 2006 A, 7.309%, 06/01/34[5]	3,025,000	2,153,376
San Jose California Redevelopment Agency Tax Allocation, Series 2006 C, 3.750%, 08/01/28, (BHAC Insured)	280,000	218,128
San Jose California Redevelopment Agency Tax Allocation, Series 2006 C, 3.750%, 08/01/28, (NATL-RE Insured)	765,000	584,705
State of California, 4.500%, 08/01/27, (AMBAC Insured)	950,000	831,744
State of California, 4.500%, 10/01/29	2,655,000	2,264,954
State of California, 4.500%, 08/01/30	730,000	620,982
State of California, 4.500%, 08/01/30, (AMBAC Insured)	770,000	655,008
State of California, Variable Purpose Bond, 3.250%, 12/01/27, (NATL-RE Insured)	495,000	359,642
State of California, Variable Purpose Bond, 4.500%, 12/01/33, (AMBAC Insured)	2,330,000	1,948,602
Virginia Tobacco Settlement Financing Corp., 6.706%, 06/01/46[5]	21,620,000	13,517,690
Total Municipal Bonds (cost $37,413,531)		26,730,714
Asset-Backed Securities - 4.5%
Chase Issuance Trust, Series 2007-B1, Class B1, 2.721%, 04/15/19 (01/18/11)[6]	17,040,000	16,375,997
Chrysler Financial Lease Trust, Series 2010-A, Class B, 3.460%, 09/16/13 (a)	10,010,000	10,019,304
CIT Equipment Collateral, Series 2008-VT1, Class A3, 6.590%, 12/22/14	3,442,061	3,529,007
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 06/20/14	8,945,000	9,462,256
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 07/20/31 (a)	13,239,010	13,638,452
MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 07/15/14	6,911,000	7,271,623
Merrill Auto Trust Securitization, Series 2008-1, Class B, 6.750%, 04/15/15	4,035,000	4,292,881
Sierra Receivables Funding Co., Series 2010 2A, Class A, 3.840%, 11/20/25 (a)	19,797,032	19,823,844
Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/39 (a)	4,810,582	5,168,145
World Financial Network Credit Card Master Trust, Series 2010 A, Class B, 6.750%, 06/15/15	1,000,000	1,070,630
Total Asset-Backed Securities (cost $86,037,315)		90,652,139
Mortgage-Backed Securities - 1.3%
Bank of America-First Union, Series 2001, 5.464%, 04/11/37	1,318,615	1,335,816
Community Program Loan Trust, Series 87-A, Class A5, 4.500%, 04/01/29	3,325,000	3,132,250
Credit Suisse Mortgage Capital, Series 2007-C5, Class A4, 5.695%, 09/15/40[7]	1,704,000	1,749,517

The accompanying notes are an integral part of these financial statements.

15

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount†	Value
Mortgage-Backed Securities - 1.3% (continued)
Extended Stay America Trust, Series 2010 ESHA, Class C, 4.860%, 11/05/27 (a)	$19,090,000	$18,710,695
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.817%, 06/15/49[7]	305,000	319,108
Total Mortgage-Backed Securities (cost $24,346,924)		25,247,386
Preferred Stocks - 1.0%	Shares
Bank of America Corp., 6.375%	20,000	439,800
Bank of America Corp., Series L, 7.250%[9]	7,808	7,472,021
Comcast Corp., Series B, 7.000%	207,547	5,250,939
Entergy New Orleans, Inc., 4.750%	482	40,985
Entergy New Orleans, Inc., 5.560%	100	9,141
Newell Financial Trust I, 5.250%[9]	90,628	3,806,376
SLM Corp., 6.000%	41,250	839,025
Sovereign Capital Trust IV, 4.375%[9]	34,236	1,403,676
Wisconsin Electric Power Co., 3.600%	3,946	288,019
Total Preferred Stocks (cost $18,122,043)		19,549,982
Short-Term Investments - 6.9%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,8]	1,652,054	1,316,722
BNY Mellon Overnight Government Fund, 0.23%[3]	109,039,000	109,039,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.14%	27,812,200	27,812,200
Total Short-Term Investments (cost $138,503,254)		138,167,922
Total Investments - 102.6% (cost $1,940,189,944)		2,038,767,266
Other Assets, less Liabilities - (2.6)%		(52,391,442)
Net Assets - 100.0%		$1,986,375,824

The accompanying notes are an integral part of these financial statements.

16

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments.

Based on the approximate cost of investments of $1,940,621,931 for Federal income tax purposes at December 31, 2010, the aggregate gross unrealized appreciation and depreciation were $132,836,450 and $34,691,115, respectively, resulting in a net unrealized appreciation of investments of $98,145,335.

*	Non-income-producing security.
†	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2010, the value of these securities amounted to $343,093,787, or 17.3% of net assets.

[1]	Yield shown for an investment company represents the December 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2010, amounting to $107,368,394, or 5.4% of net assets.
[3]	Collateral received from brokers for securities lending was invested in these short-term investments.
[4]	Represents yield to maturity at December 31, 2010.
[5]

Security is illiquid: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities. All securities are valued by an independent pricing agent or broker. Illiquid securities at December 31, 2010, amounted to $52,990,816, or 2.7% of net assets.

[6]	Floating Rate Security. The rate listed is as of December 31, 2010. Date in parentheses represents the security’s next coupon rate reset.
[7]	Variable Rate Security. The rate listed is as of December 31, 2010, and is periodically reset subject to terms and conditions set forth in the debenture.
[8]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 4 in the Notes to the Financial Statements.)

[9]

Convertible Security. A corporate bond or preferred stock, usually a junior debenture, that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. Convertible Bonds and Convertible Preferred Stocks at December 31, 2010, amounted to $31,392,438, or 1.6% of net assets and $12,682,073, or 0.6% of net assets, respectively.

The following table summarizes the inputs used to value the Fund’s net assets by the above fair value hierarchy levels as of December 31, 2010: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Bond Fund
Investments in Securities
Corporate Bonds†	—	$1,487,201,982	—	$1,487,201,982
Foreign Government Obligations	—	88,960,745	—	88,960,745
Municipal Bonds	—	26,730,714	—	26,730,714
Asset-Backed Securities	—	90,652,139	—	90,652,139
U.S. Government and Agency Obligations††	—	162,256,396	—	162,256,396
Mortgage-Backed Securities	—	25,247,386	—	25,247,386
Preferred Stocks	$19,549,982	—	—	19,549,982
Short-Term Investments	136,851,200	1,316,722	—	138,167,922

Total Investments	$156,401,182	$1,882,366,084	—	$2,038,767,266

†	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out of the corporate bonds by major industry classification, please refer to the Schedule of Portfolio Investments.
††	All U.S. Government and Agency Obligations held in the Fund are Level 2 securities. For a detailed break-out of these securities, please refer to the Schedule of Portfolio Investments.

As of December 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

17

Notes to Schedule of Portfolio Investments (continued)

Investments Definitions and Abbreviations:
AGM:	Assured Guaranty Municipal Corp.
AMBAC:	American Municipal Bond Assurance Corp.
BHAC:	Berkshire Hathaway Assurance Corp.
EMTN:	European Medium Term Note
FHLMC:	Federal Home Loan Mortgage Corp.
FHLB:	Federal Home Loan Bank
FNMA:	Federal National Mortgage Association
GDIF:	Global Debt Insurance Facility
GMAC:	General Motors Acceptance Corp.
GMTN:	Global Multi-Currency Notes
MBIA:	MBIA Insurance Corp.
MTN:	Medium Term Note
NATL-RE:	National Public Finance Guarantee Corporation
USTB:	United States Treasury Bonds
USTN:	United States Treasury Notes

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies other than the U.S. Dollar (USD):

AUD:	Australian Dollar
BRL:	Brazilian Real
CAD:	Canadian Dollar
EUR:	euro
IDR:	Indonesian Rupiah
MXN:	Mexican Peso
NZD:	New Zealand Dollar
SGD:	Singapore Dollar

The accompanying notes are an integral part of these financial statements.

18

Managers Bond Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments at value (including securities on loan valued at $107,368,394)*	$2,038,767,266
Foreign currency**	10,927,515
Receivable for investments sold	31,035,779
Receivable for Fund shares sold	3,474,363
Receivable from affiliate	106,655
Dividends, interest and other receivables	26,773,082
Prepaid expenses	39,901
Total assets	2,111,124,561
Liabilities:
Payable for Fund shares repurchased	11,874,869
Payable upon return of securities loaned	110,691,054
Accrued expenses:
Investment advisory and management fees	1,074,145
Administrative fees	429,658
Other	679,011
Total liabilities	124,748,737
Net Assets	$1,986,375,824
Shares outstanding	77,574,413
Net asset value, offering and redemption price per share	$25.61
Net Assets Represent:
Paid-in capital	$1,971,113,960
Undistributed net investment income	1,680,657
Accumulated net realized loss from investments and foreign currency transactions	(85,704,107)
Net unrealized appreciation of investments and foreign currency translations	99,285,314
Net Assets	$1,986,375,824
* Investments at cost	$1,940,189,944
** Foreign currency at cost	$10,350,024

The accompanying notes are an integral part of these financial statements.

19

Managers Bond Fund

Statement of Operations

For the year ended December 31, 2010

Investment Income:
Interest income	$119,099,015
Dividend income	1,628,993
Securities lending fees	125,498
Total investment income	120,853,506
Expenses:
Investment management and advisory fees	13,533,289
Administrative fees	5,413,316
Transfer agent	2,598,695
Professional fees	394,488
Custodian	372,480
Reports to shareholders	328,521
Trustees fees and expenses	181,126
Registration fees	111,213
Miscellaneous	134,507
Total expenses before offsets	23,067,635
Expense reimbursements	(1,627,692)
Fee waivers	(20,078)
Expense reductions	(3,164)
Net expenses	21,416,701
Net investment income	99,436,805
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(9,953,553)
Net realized loss on foreign currency transactions	(767,099)
Net change in unrealized appreciation of investments	127,953,704
Net change in unrealized appreciation of foreign currency translations	674,959
Net realized and unrealized gain	117,908,011
Net increase in net assets resulting from operations	$217,344,816

The accompanying notes are an integral part of these financial statements.

20

Managers Bond Fund

Statement of Changes in Net Assets

For the year ended December 31,

	2010	2009
Increase (Decrease) in Net Assets From Operations:
Net investment income	$99,436,805	$120,096,032
Net realized loss on investments and foreign currency transactions	(10,720,652)	(59,485,276)
Net change in unrealized appreciation of investments and foreign currency translations	128,628,663	486,057,459
Net increase in net assets resulting from operations	217,344,816	546,668,215
Distributions to Shareholders:
From net investment income	(100,016,927)	(118,309,043)
From Capital Share Transactions:
Proceeds from sale of shares	514,097,164	684,473,826
Reinvestment of dividends and distributions	92,243,870	108,826,420
Cost of shares repurchased	(930,994,796)	(916,876,877)
Net decrease from capital share transactions	(324,653,762)	(123,576,631)
Total increase (decrease) in net assets	(207,325,873)	304,782,541
Net Assets:
Beginning of year	2,193,701,697	1,888,919,156
End of year	$1,986,375,824	$2,193,701,697
End of year undistributed net investment income	$1,680,657	($2,015,831)

Share Transactions:
Sale of shares	20,305,382	31,756,529
Reinvested shares	3,644,161	5,009,261
Shares repurchased	(36,671,325)	(42,593,625)
Net decrease in shares	(12,721,782)	(5,827,835)

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Bond Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$24.29	$19.65	$25.34	$24.84	$24.11

Income from Investment Operations:
Net investment income	1.16 [5]	1.30 [5]	1.42 [5]	1.22 [5]	1.08
Net realized and unrealized gain (loss) on investments	1.34 [5]	4.62 [5]	(5.42)[5]	0.49 [5]	0.75
Total from investment operations	2.50	5.92	(4.00)	1.71	1.83

Less Distributions to Shareholders from:
Net investment income	(1.18)	(1.28)	(1.41)	(1.21)	(1.10)
Net realized gain on investments	—	—	(0.28)	(0.00)[4]	—
Total distributions to shareholders	(1.18)	(1.28)	(1.69)	(1.21)	(1.10)

Net Asset Value, End of Year	$25.61	$24.29	$19.65	$25.34	$24.84
Total Return[1]	10.47%[3]	31.12%[3]	(16.31)%	7.06%	7.79%[3]
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets[1]	4.59%	5.93%	6.10%	4.91%	4.52%
Portfolio turnover	17%	23%	39%	21%	46%
Net assets at end of year (000’s omitted)	$1,986,376	$2,193,702	$1,888,919	$2,022,891	$906,776

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.06%	1.10%	1.10%	0.99%	1.02%
Ratio of net investment income to average net assets	4.52%	5.82%	5.99%	4.91%	4.49%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) to the Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[3]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[4]	Rounds to less than $0.01.
[5]	Per share numbers have been calculated using average shares.

22

Notes to Financial Statements

December 31, 2010

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Managers Bond Fund (“the Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-

party fair valuation service in adjusting the prices of such foreign portfolio investments. The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

23

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2010, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2010, the Fund had no overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2010, the transfer agent expense was reduced by $3,164

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund has made in JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the year ended December 31, 2010, the management fee was reduced by $20,078.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly. Distributions of capital gains, if any, will be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended December 31, 2010 and 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$100,016,927	$118,309,043
Short-term capital gains	—	—
Long-term capital gains	—	—

Totals	$100,016,927	$118,309,043

As a % of distributions paid: (unaudited)
Qualified ordinary income	—	—
Ordinary income - dividends received deduction	—	—

24

Notes to Financial Statements (continued)

As of December 31, 2010, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

2010
Capital loss carryforward	$85,272,120
Undistributed ordinary income	1,680,657
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2007-2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Loss Carryovers

As of December 31, 2010, the Fund had accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires December 31,
Bond Fund	$69,964,824	2017
	15,307,296	2018

Total	$85,272,120

For the year ended December 31, 2010, the Fund did not utilize any capital loss carryovers.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2010, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: three collectively own 63%. Transactions by these shareholders may have a material impact on the Fund.

h.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to a Subadvisory Agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2010, the annual investment management fee rate, as a percentage of average daily net assets, was 0.625%.

25

Notes to Financial Statements (continued)

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

The Investment Manager has contractually agreed, through at least May 1, 2011, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses, and extraordinary expenses) of the Fund exceed 0.99% of the Fund’s average daily net assets.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the year ended December 31, 2010, the Fund made no such repayments to the Investment Manager. For the year ended December 31, 2010, the Fund’s components of reimbursement are detailed in the following chart:

Reimbursement Available - 12/31/09	$4,827,421
Additional Reimbursements	1,627,692
Repayments	—
Expired Reimbursements	(76,238)

Reimbursement Available - 12/31/10	$6,378,875

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the

Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2010, the Fund lent to other Funds in the Fund Family varying amounts up to $2,081,574 for 7 days earning interest of $159. The interest amounts are included in the Statement of Operations in interest income. For the same period, the Fund did not borrow from any Fund in the Fund Family.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2010, were $239,799,212 and $458,571,702, respectively. Purchases and sales of U.S. government obligations for the year ended December 31, 2010, were $94,268,532 and $137,700,824, respectively.

4.	Portfolio Securities Loaned

For the year ended December 31, 2010, the Fund participated in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return

26

Notes to Financial Statements (continued)

to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of the Fund, entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to the Fund’s position in the ICRF, pursuant to which (i) BNYMC will support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. and held by ICRF, and (ii) if certain conditions are met, BNYMC will purchase the defaulted securities from the Fund in September 2011. The Fund is fair valuing its position in the ICRF daily based on the agreement. The Fund’s position in the separate sleeve of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Appreciation on the Statement of Assets and Liabilities and the Statement of Operations.

5.	Commitments and Contingencies

In the normal course of business, the Fund enters into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	Risks Associated with High Yield Securities

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High Yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

7.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. For the year ended December 31, 2010, the fund did not enter any Forward Commitments. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

8.	Subsequent Events

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2010 Form 1099-DIVs you receive for the Fund will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designates as a capital gain distribution with respect to the taxable year ended December 31, 2010, $0, or, if subsequently determined to be different, the net capital gains of such year.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Bond Fund (one of the series constituting The Managers Funds, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

February 18, 2011

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Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 41 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present);Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 41 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (24 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 41 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, TRS Associates (1982-Present); Trustee of Aston Funds (24 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 41 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 41 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004 • Chief Legal Officer since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, Managers AMG Funds, Managers Trust I and Managers Trust II (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

John J. Ferencz, 3/09/62 • Chief Compliance Officer • Code of Ethics Reporting Officer • AML Compliance Officer • Sarbanes-Oxley Code of Ethics Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE FOCUSED GROWTH

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a) (1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2010	Fiscal 2009
Essex Large Cap Growth Fund	18,458	$19,419
Managers Special Equity Fund	26,430	$31,489
Managers International Equity Fund	31,002	$32,617
Managers Emerging Markets Equity Fund	27,172	$28,587
Managers Bond Fund	38,556	$40,564
Managers Global Bond Fund	25,189	$26,501
All Funds in the Managers Complex Audited by PwC	994,109	$850,498

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2010	Fiscal 2009
Essex Large Cap Growth Fund	7,200	$5,800
Managers Special Equity Fund	7,200	$8,050
Managers International Equity Fund	10,000	$9,100
Managers Emerging Markets Equity Fund	10,000	$10,100
Managers Bond Fund	10,000	$9,000
Managers Global Bond Fund	10,000	$8,550

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2009	2008	2009	2008	2009	2008
Control Affiliates	$580,765	$343,015	$467,485	$897,895	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

Not applicable.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MANAGERS FUNDS

By:	/s/ John H. Streur
John H. Streur, President

Date:	March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Streur
John H. Streur, President

Date:	March 9, 2011

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	March 9, 2011